                                                       Registration No. 33-89188


                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                   ----------------

                          POST-EFFECTIVE AMENDMENT NO. 4 TO
                                      FORM S-6
                                  FOR REGISTRATION
                                       UNDER
                      THE SECURITIES ACT OF 1933 OF SECURITIES
                        OF UNIT INVESTMENT TRUSTS REGISTERED
                                   ON FORM N-8B-2

                                   ----------------

                     NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                               (EXACT NAME OF TRUST)

                   THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                                (NAME OF DEPOSITOR)
                             720 EAST WISCONSIN AVENUE
                             MILWAUKEE, WISCONSIN 53202
           (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

      JOHN M. BREMER, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                   THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                             720 EAST WISCONSIN AVENUE
                             MILWAUKEE, WISCONSIN 53202
                  (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)

    It is proposed that this filing will become effective

    ____  immediately upon filing pursuant to paragraph (b)
    ____  on (DATE) pursuant to paragraph (b)
    ____ 60 days after filing pursuant to paragraph (a)(1) _X__ on April 30, 1999 pursuant to paragraph (a)(1)
          of Rule 485
    ____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                   ----------------

                   THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                     NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

                               CROSS-REFERENCE SHEET

     Cross reference sheet showing location in Prospectus of information required by Form N-8B-2.


     Item Number              Heading in Prospectus
     -----------              ---------------------
           1. . . . . . . . . Cover Page
           2  . . . . . . . . Cover Page; Northwestern Mutual Life
           3  . . . . . . . . Not Applicable
           4  . . . . . . . . Distribution of the Policies
           5  . . . . . . . . The Account and its Divisions
           6  . . . . . . . . The Account and its Divisions
           7  . . . . . . . . Not Applicable
           8  . . . . . . . . Not Applicable
           9  . . . . . . . . Legal Proceedings
          10(a) . . . . . . . Other Policy Provisions:  OWNER
          10(b) . . . . . . . Annual Dividends
          10(c) and (d) . . . Death Benefit, Cash Value, Loans
                              and Withdrawals, Right to Return Policy, Right to
                              Exchange for a Fixed Benefit Policy, Payment Plans
          10(e) . . . . . . . Premiums, Paid-Up Insurance,
                              Reinstatement
          10(f) . . . . . . . Voting Rights
          10(g) . . . . . . . Voting Rights, Substitution of Fund
                              Shares and Other Changes
          10(h) . . . . . . . Voting Rights, Substitution of Fund
                              Shares and Other Changes
          10(i) . . . . . . . Premiums, Death Benefit, Annual
                              Dividends, Other Policy Provisions:


                              Payment Plans
                              -------------

          11    . . . . . . . The Account, The Funds: NORTHWESTERN MUTUAL
                              SERIES FUND, INC. -- Small Cap Growth Stock
                              Portfolio, Aggressive Growth Stock Portfolio,
                              International Equity Portfolio, Index 400 Stock
                              Portfolio, Growth Stock Portfolio, Growth and
                              Income Stock Portfolio, Index 500 Stock
                              Portfolio, High Yield Bond Portfolio, Select
                              Bond Portfolio, and Money Market Portfolio.
                              RUSSELL INSURANCE FUNDS -- Multi-Style Equity
                              Fund, Aggressive Equity Fund, Non-U.S. Fund,
                              Real Estate Securities Fund, and Core Bond Fund
          12  . . . . . . . . The Funds
          13  . . . . . . . . Summary, The Funds, Deductions and
                              Charges, Distribution of the Policies
          14  . . . . . . . . Requirements for Insurance
          15  . . . . . . . . Premiums, Allocations to the Account
          16  . . . . . . . . The Account, The Funds, Allocations
                              to the Account
          17  . . . . . . . . Same Captions as Items 10(a), (c),
                              and (d)
          18  . . . . . . . . The Account, Annual Dividends
          19  . . . . . . . . Reports
          20  . . . . . . . . Not Applicable

     Item Number              Payment Plans
     -----------              -------------
          21  . . . . . . . . Loans and Withdrawals
          22  . . . . . . . . Not Applicable
          23. . . . . . . . . Not Applicable
          24  . . . . . . . . Not Applicable
          25  . . . . . . . . Northwestern Mutual Life
          26  . . . . . . . . The Funds, Deductions and Charges
          27  . . . . . . . . Northwestern Mutual Life
          28  . . . . . . . . Management
          29  . . . . . . . . Not Applicable
          30  . . . . . . . . Not Applicable
          31  . . . . . . . . Not Applicable
          32  . . . . . . . . Not Applicable
          33  . . . . . . . . Not Applicable
          34  . . . . . . . . Not Applicable
          35  . . . . . . . . Northwestern Mutual Life
          36  . . . . . . . . Not Applicable
          37  . . . . . . . . Not Applicable
          38  . . . . . . . . Distribution of the Policies
          39  . . . . . . . . Distribution of the Policies
          40  . . . . . . . . The Funds
          41  . . . . . . . . The Fund, Distribution of the Policies
          42  . . . . . . . . Not Applicable
          43  . . . . . . . . Not Applicable
          44  . . . . . . . . The Funds, Requirements for Insurance,
                              Premiums, Death Benefit, Cash Value
          45  . . . . . . . . Not Applicable
          46  . . . . . . . . Same Captions as Items 10(c) and (d)
          47  . . . . . . . . Not Applicable
          48  . . . . . . . . Not Applicable
          49  . . . . . . . . Not Applicable
          50  . . . . . . . . The Account
          51  . . . . . . . . Numerous Captions
          52  . . . . . . . . Substitution of Fund Shares and
                              Other Changes
          53  . . . . . . . . Not Applicable
          54  . . . . . . . . Not Applicable
          55  . . . . . . . . Not Applicable
          56  . . . . . . . . Not Applicable
          57  . . . . . . . . Not Applicable
          58  . . . . . . . . Not Applicable
          59  . . . . . . . . Financial Statements

April 30, 1999



[LOGO]
The Quiet Company-Registered Trademark-


       NORTHWESTERN MUTUAL VARIABLE COMPLIFE-Registered Trademark-

                        Variable Whole Life Policy

                        with Additional Protection




                                                              (PHOTO)




CompLife-Registered Trademark- is a registered service mark of
Northwestern Mutual
Life Insurance Company


Northwestern Mutual Series Fund, Inc. and
Russell Insurance Funds


The Northwestern Mutual
Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
(414) 271-1444

 CONTENTS FOR THIS PROSPECTUS



                                                                        Page
                                                                        ----
Prospectus . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Summary  2
   Variable Life Insurance . . . . . . . . . . . . . . . . . . . . . . . .2
   The Account and its Divisions . . . . . . . . . . . . . . . . . . . . .2
   The Policy. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
    Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
    Death Benefit. . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
    Cash Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
    Deductions and Charges . . . . . . . . . . . . . . . . . . . . . . . .2
     From Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
     From Policy Value . . . . . . . . . . . . . . . . . . . . . . . . . .3
     From the Assets of the Account. . . . . . . . . . . . . . . . . . . .3
     Transaction Charges . . . . . . . . . . . . . . . . . . . . . . . . .3
     Surrender Charges . . . . . . . . . . . . . . . . . . . . . . . . . .3
     From the Mutual Funds . . . . . . . . . . . . . . . . . . . . . . . .3
The Northwestern Mutual Life Insurance Company,
   Northwestern Mutual Variable Life Account
      Northwestern Mutual Series Fund, Inc and
         Russell Insurance Funds . . . . . . . . . . . . . . . . . . . . .5
   Northwestern Mutual Life. . . . . . . . . . . . . . . . . . . . . . . .5
   The Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
  The Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
   Northwestern Mutual Series Fund, Inc. . . . . . . . . . . . . . . . . .5
   Small Cap Growth Stock Portfolio. . . . . . . . . . . . . . . . . . . .5
   Aggressive Growth Stock Portfolio . . . . . . . . . . . . . . . . . . .5
   International Equity Portfolio. . . . . . . . . . . . . . . . . . . . .5
   Index 400 Stock Portfolio . . . . . . . . . . . . . . . . . . . . . . .6
   Growth Stock Portfolio. . . . . . . . . . . . . . . . . . . . . . . . .6
   Growth and Income Stock Portfolio . . . . . . . . . . . . . . . . . . .6
   Index 500 Stock Portfolio . . . . . . . . . . . . . . . . . . . . . . .6
   Balanced Portfolio. . . . . . . . . . . . . . . . . . . . . . . . . . .6
   High Yield Bond Portfolio . . . . . . . . . . . . . . . . . . . . . . .6
   Select Bond Portfolio . . . . . . . . . . . . . . . . . . . . . . . . .6
   Money Market Portfolio. . . . . . . . . . . . . . . . . . . . . . . . .6
  Russell Insurance Funds. . . . . . . . . . . . . . . . . . . . . . . . .6
   Multi-Style Equity Fund . . . . . . . . . . . . . . . . . . . . . . . .6
   Aggressive Equity Fund. . . . . . . . . . . . . . . . . . . . . . . . .6
   Non-U.S. Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
   Real Estate Securities Fund . . . . . . . . . . . . . . . . . . . . . .7
   Core Bond Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
Detailed Information About the Policy. . . . . . . . . . . . . . . . . . .7
   The Policy Design . . . . . . . . . . . . . . . . . . . . . . . . . . .7
   Requirements for Insurance. . . . . . . . . . . . . . . . . . . . . . .8
   Premiums. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
   Death Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
   Policy Value and Paid-Up Additional Insurance . . . . . . . . . . . . 10
   Allocations to the Account. . . . . . . . . . . . . . . . . . . . . . 11
   Deductions and Charges. . . . . . . . . . . . . . . . . . . . . . . . 11
    Deductions from Premiums . . . . . . . . . . . . . . . . . . . . . . 11
    Charges Against the Policy Value . . . . . . . . . . . . . . . . . . 12
    Charges Against the Account Assets . . . . . . . . . . . . . . . . . 12
    Transaction Charges. . . . . . . . . . . . . . . . . . . . . . . . . 12
    Surrender Charges. . . . . . . . . . . . . . . . . . . . . . . . . . 12

   Guarantee of Premiums, Deductions
    and Charges. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
    Cash Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
    Annual Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . 13
    Loans and Withdrawals. . . . . . . . . . . . . . . . . . . . . . . . 14
    Excess Amount. . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
    Paid-Up Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . 15
    Reinstatement. . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
    Right to Return Policy . . . . . . . . . . . . . . . . . . . . . . . 15
    Right to Exchange for a Fixed Benefit Policy . . . . . . . . . . . . 15
    Other Policy Provisions. . . . . . . . . . . . . . . . . . . . . . . 16
      Owner. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
      Beneficiary. . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
      Incontestability . . . . . . . . . . . . . . . . . . . . . . . . . 16
      Suicide. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
      Misstatement of Age or Sex . . . . . . . . . . . . . . . . . . . . 16
      Collateral Assignment. . . . . . . . . . . . . . . . . . . . . . . 16
      Payment Plans. . . . . . . . . . . . . . . . . . . . . . . . . . . 16
      Deferral of Determination and Payment. . . . . . . . . . . . . . . 16
    Voting Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
    Substitution of Fund Shares
     and Other Changes . . . . . . . . . . . . . . . . . . . . . . . . . 16
    Reports. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
    Special Policy for Employers . . . . . . . . . . . . . . . . . . . . 17
    Distribution of the Policies . . . . . . . . . . . . . . . . . . . . 17
    Tax Treatment of Policy Benefits . . . . . . . . . . . . . . . . . . 17
 Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
    Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
    Regulation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
    Year 2000 Issues . . . . . . . . . . . . . . . . . . . . . . . . . . 20
    Legal Proceedings. . . . . . . . . . . . . . . . . . . . . . . . . . 20
    Registration Statement . . . . . . . . . . . . . . . . . . . . . . . 20
    Experts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
 Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . 21
   Report of Independent Accountants
    (for the two years ended December 31, 1998). . . . . . . . . . . . . 21
   Financial Statements of the Account
    (for the two years ended December 31, 1998). . . . . . . . . . . . . 22
   Financial Statements of Northwestern Mutual Life
    (for the three years ended
        December 31, 1998) . . . . . . . . . . . . . . . . . . . . . . . 28
   Report of Independent Accountants
    (for the three years ended
      December 31, 1998) . . . . . . . . . . . . . . . . . . . . . . . . 41
 Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42

P R O S P E C T U S



NORTHWESTERN MUTUAL VARIABLE COMPLIFE-Registered Trademark-

VARIABLE WHOLE LIFE POLICY WITH ADDITIONAL PROTECTION


This prospectus describes the Variable CompLife-Registered Trademark- Policy (the "Policy") offered by The Northwestern Mutual Life Insurance Company. We have designed the Policy to provide lifetime insurance coverage on the insured named in the Policy. We use Northwestern Mutual Variable Life Account (the "Account") to keep the money you invest separate from our general assets. Both the death benefit and the cash value provided by the Policy will vary daily to reflect the investment experience of the Account.


You may allocate the net premiums to one or more of the sixteen divisions of the Account. The assets of each division will be invested in a corresponding Portfolio of Northwestern Mutual Series Fund, Inc. or one of the Russell Insurance Funds. The prospectuses for these mutual funds, attached to this prospectus, describe the investment objectives for all of the Portfolios and Funds.


The Policy provides for a scheduled premium payable at least annually, but you may pay more than the scheduled amount. In some situations you may pay less than the scheduled amount. We guarantee that the death benefit will never be less than the Policy's initial amount of whole life insurance, regardless of the Account's investment experience, so long as you pay scheduled premiums when they are due and no Policy debt is outstanding. The Policy may include insurance which we guarantee for only a specified number of years. There is no guaranteed minimum cash value.


In the early years of a Policy it is likely that the cash value will be less than the premium amounts accumulated at interest. This is because of the sales and insurance costs for a new Policy. We make deductions for sales costs and administrative expenses from the cash values of Policies surrendered during the early Policy years. Therefore you should purchase a Policy only if you intend to keep it in force for a reasonably long period.


You may return a Policy for a full refund for a limited period of time. See "Right to Return Policy", p.15.


IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH A VARIABLE LIFE INSURANCE POLICY. SEE DEDUCTIONS AND CHARGES AND CASH VALUE.


THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC. AND THE RUSSELL INSURANCE FUNDS WHICH ARE ATTACHED HERETO, AND SHOULD BE RETAINED FOR FUTURE REFERENCE.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

THE FOLLOWING SUMMARY PROVIDES A BRIEF OVERVIEW OF THE ACCOUNT AND THE POLICY. IT OMITS DETAILS WHICH ARE INCLUDED ELSEWHERE IN THIS PROSPECTUS, IN THE ATTACHED MUTUAL FUND PROSPECTUSES AND IN THE TERMS OF THE POLICY.


VARIABLE LIFE INSURANCE


Variable life insurance is cash value life insurance and is similar in many ways to traditional fixed benefit life insurance. Variable life insurance allows the policyowner to direct the premiums, after certain deductions, among a range of investment options. The variable life insurance death benefit and cash value vary daily to reflect the performance of the selected investments. Since a substantial part of the premium pays for the insurance risk of death you should not consider variable life insurance unless your primary need is life insurance protection.


THE ACCOUNT AND ITS DIVISIONS


Northwestern Mutual Variable Life Account is the investment vehicle for the Policies. The Account has sixteen divisions. You determine how net premiums are to be apportioned. You may select up to ten divisions at any one point in time. We invest the assets of each division in a corresponding Portfolio of Northwestern Mutual Series Fund, Inc. or one of the Russell Insurance Funds. The eleven Portfolios of Northwestern Mutual Series Fund, Inc. are the Small Cap Growth Stock Portfolio, Aggressive Growth Stock Portfolio, International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, Growth and Income Stock Portfolio, Index 500 Stock Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio. The five Russell Insurance Funds are the Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, Real Estate Securities Fund, and Core Bond Fund. For additional information about the funds see the attached prospectuses.


THE POLICY


PREMIUMS    The Policy provides for a scheduled premium for the Minimum
Guaranteed Death Benefit and any Additional Protection you purchase as part of the Policy. The Minimum Guaranteed Death Benefit is the initial amount of whole life insurance provided by the Policy. Additional Protection is insurance which does not have a lifetime guarantee, but we guarantee this insurance for a specified period. The scheduled premium may include additional amounts to purchase variable paid-up additional insurance or to increase Policy Value. The scheduled premium also includes the amount required for any additional benefits that you purchase with the Policy. You may pay optional unscheduled additional premiums, within limits, to purchase variable paid-up additional insurance or to increase Policy Value. You may suspend payment of premiums if we determine under a certain set of assumptions that the Policy Value is already sufficient to cover future insurance costs. You may have to resume payment of premiums in the future if the Policy Value becomes insufficient. The Policy Value reflects investment experience as well as premiums paid and the cost of insurance and other charges. After a Policy is issued you may increase or decrease the amount of scheduled premiums within limits. Premiums are payable at least annually.


DEATH BENEFIT We guarantee that the Minimum Guaranteed Death Benefit provided by a Policy will be paid upon the death of the insured, regardless of investment experience, if you have paid scheduled premiums when they are due and no Policy debt is outstanding. The death benefit will be increased by the amount of any Additional Protection in force. We guarantee Additional Protection for a period which depends on the sex and risk classification and age of the insured when the Policy is issued and on the proportions of Minimum Guaranteed Death Benefit and Additional Protection. The death benefit will also be increased by the amount of any variable paid-up additional insurance, any excess Policy Value and any amount needed to meet federal income tax requirements for life insurance.


CASH VALUE    The cash value of a Policy is not guaranteed and varies daily to reflect investment experience. You may surrender a Policy for its cash value. A surrender charge applies during the first 15 policy years. We permit partial surrenders by administrative practice if the remaining Policy meets our minimum size requirements.


DEDUCTIONS AND CHARGES


FROM PREMIUMS


     - Deduction of 3.5% for state and federal taxes attributable to premiums

     - Sales load of 4.5%

     - Annual charge of $84, currently expected to be reduced to $60 after ten years

     - Annual charge of $0.12 per $1,000 of Minimum Guaranteed Death Benefit

     - Annual expense charge of $0.12 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection (currently expected to be charged for ten years only)

 - Any extra premium charged for insureds who do not qualify as select, standard plus or standard risks


 -   Any extra premium for additional benefits purchased with the Policy


FROM POLICY VALUE


 - An annual charge, based on the amount at risk and the attained age and risk classification of the insured, with rates based on the 1980 CSO Mortality Tables. This charge also applies for the values which support any paid-up additional insurance.


 - Any surrender charges, administrative charges or decrease in Policy debt that may result from a withdrawal, a decrease in the face amount of insurance or a transfer of Policy Value to paid-up insurance


FROM THE ASSETS OF THE ACCOUNT


 - A daily charge at the annual rate of .60% of the Account assets for mortality and expense risks


TRANSACTION CHARGES


 -   Fee of up to $25 (currently waived) for transfers among the Account
     Divisions


 -   Fee of up to $25 (currently waived) for withdrawals of Excess Amount


 - Charge for administrative costs to process a partial surrender, currently expected to be $250


SURRENDER CHARGES


 - Surrender charges for sales and issuance expenses we deduct from Policy proceeds if you surrender the Policy during the first 15 years


FROM THE MUTUAL FUNDS


 - A daily charge for investment advisory and other services provided to the mutual funds. The total expenses vary by Portfolio or Fund and currently fall in an approximate range of .21% to 2.37% of assets on an annual basis.


The following table shows the annual expenses for each of the Portfolios and Funds, as a percentage of their average net assets of the Portfolio, based on 1998 operations. Expenses for the Portfolios and Funds which were not in operation during 1998 are estimated.


                       NORTHWESTERN MUTUAL SERIES FUND, INC.


                                 INVESTMENT
                                  ADVISORY        OTHER          TOTAL
PORTFOLIO                            FEE         EXPENSES       EXPENSES
---------                        ----------      --------       --------
Small Cap Growth Stock.  . . .      .80%           .12%           .92%
Aggressive Growth Stock. . . .      .52%           .00%           .52%
International Equity . . . . .      .67%           .09%           .76%
Index 400 Stock. . . . . . . .      .25%           .10%           .35%
Growth Stock . . . . . . . . .      .45%           .01%           .46%
Growth and Income Stock. . . .      .57%           .01%           .58%
Index 500 Stock. . . . . . . .      .20%           .01%           .21%
Balanced . . . . . . . . . . .      .30%           .00%           .30%
High Yield Bond. . . . . . . .      .49%           .01%           .50%
Select Bond  . . . . . . . . .      .30%           .00%           .30%
Money Market . . . . . . . . .      .30%           .00%           .30%


                              RUSSELL INSURANCE FUNDS


                                INVESTMENT
                                 ADVISORY        OTHER          TOTAL
FUND                               FEE *        EXPENSES*      EXPENSES
----                            ----------      ---------      --------
Multi-Style Equity Fund. . . .     0.78%          0.43%          1.21%
Aggressive Equity Fund . . . .     0.95%          0.72%          1.67%
Non-U.S. Fund  . . . . . . . .     0.95%          1.42%          2.37%
Real Estate Securities Fund. .     0.85%          0.31%          1.16%
Core Bond Fund . . . . . . . .     0.60%          0.68%          1.28%


*MULTI-STYLE EQUITY FUND Frank Russell Investment Company's (FRIC's) advisor, Frank Russell Investment Management Company (FRIMCo) has voluntarily agreed to waive a portion of its 0.78% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.92% of the Fund's average daily net assets on an annual basis. FRIMCo has voluntarily agreed to reimburse the Fund for all remaining expenses after fee waivers which exceed 0.92% of the average daily net assets on an annual basis. This waiver may be revised or eliminated at any time without notice to shareholders. Taking the fee waivers into account, the actual gross annual total operating expenses were 0.92% of the average net assets of the Multi-Style Fund.


AGGRESSIVE EQUITY FUND FRIMCo has voluntarily agreed to waive a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.25% of the Fund's average daily net assets on an annual basis. FRIMCo has voluntarily agreed to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.25% of the average daily net assets on an annual basis. This waiver may be revised or eliminated at any time without notice to shareholders. Taking the fee waivers into account, the actual gross annual total operating expenses were 1.25% of the average net assets of the Aggressive Equity Fund.


NON-U.S. FUND FRIMCo has voluntarily agreed to waive a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.30% of the Fund's average daily net assets on an annual basis. FRIMCo has voluntarily agreed to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.30% of the average daily net assets on an annual basis. This waiver may be revised or eliminated at any time without notice to shareholders. Taking the fee waivers into account, the actual gross annual total operating expenses were 1.30% of the average net assets of the Non-U.S. Fund.


REAL ESTATE SECURITIES FUND FRIMCo has voluntarily agreed to waive a portion of its ___% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed ___5% of the Fund's average daily net assets on an annual basis. FRIMCo has voluntarily agreed to reimburse the Fund for all remaining expenses after fee waivers which exceed ___% of the average daily net assets on an annual basis. This waiver may be revised or eliminated at any time without notice to shareholders. Operating expenses are based on average net assets expected to be invested during the year ending December 31, 1999. During the course of this period, expenses may be more or less than the amount shown. Taking the fee waivers into account, the actual gross annual total operating expenses were ___% of the average net assets of the Real Estate Securities Fund.


CORE BOND FUND FRIMCo has voluntarily agreed to waive a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed .80% of the Fund's average daily net assets on an annual basis. FRIMCo has voluntarily agreed to reimburse the Fund for all remaining expenses after fee waivers which exceed
 .80% of the average daily net assets on an annual basis. This waiver may be revised or eliminated at any time without notice to shareholders. Taking the fee waivers into account, the actual gross annual total operating expenses were .80% of the average net assets of the Core Bond Fund.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY,
NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT,
NORTHWESTERN MUTUAL SERIES FUND, INC. AND
RUSSELL INSURANCE FUNDS


NORTHWESTERN MUTUAL LIFE


The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is the nation's fourth largest life insurance company, based on total assets in excess of $77 billion on December 31, 1998 and is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. Northwestern Mutual Life sells life and disability insurance policies and annuity contracts through its own field force of approximately 6,000 full time producing agents. The Internal Revenue Service Employer Identification Number of Northwestern Mutual Life is 39-0509570.


"We" in this prospectus means Northwestern Mutual Life.


THE ACCOUNT


We established Northwestern Mutual Variable Life Account by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. Under Wisconsin law the income, gains and losses, realized or unrealized, of the Account are credited to or charged against the assets of the Account without regard to our other income, gains or losses. We use the Account only for variable life insurance policies. However, the policies issued prior to the introduction of Variable CompLife-Registered Trademark- (October 11, 1995 in most states) are different from the Variable CompLife-Registered Trademark- Policies described in this prospectus. The older policies are described in a separate prospectus and are no longer offered. We also use the Account for other variable life insurance policies which are described in other prospectuses.


The Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of management or investment practices or policies. The Account has sixteen divisions. All of the assets of each division are invested in shares of the corresponding Portfolio or Fund described below.


THE FUNDS


NORTHWESTERN MUTUAL SERIES FUND, INC.


Northwestern Mutual Series Fund, Inc. is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each Portfolio at their net asset value without any sales charge.


The investment adviser for the Fund is Northwestern Mutual Investment Services, LLC ("NMIS"), our wholly-owned subsidiary. The investment advisory agreements for the respective Portfolios provide that NMIS will provide services and bear certain expenses of the Fund. For providing investment advisory and other services and bearing Fund expenses, the Fund pays NMIS a fee at an annual rate which ranges from .20% of the aggregate average daily net assets of the Index 500 Stock Portfolio to a maximum of .67% for the International Equity Portfolio, based on 1998 asset size. Other expenses borne by the Portfolios range from 0% for the Select Bond, Money Market and Balanced Portfolios to .09% for the International Equity Portfolio. We provide the people and facilities NMIS uses in performing its investment advisory functions and we are a party to the investment advisory agreement. NMIS has retained J.P. Morgan Investment Management, Inc. and Templeton Investment Counsel, Inc. under investment sub-advisory agreements to provide investment advice to the Growth and Income Stock Portfolio and the International Equity Portfolio.


The investment objectives and types of investments for each of the eleven Portfolios of the Fund are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for Northwestern Mutual Series Fund, Inc.


SMALL CAP GROWTH STOCK PORTFOLIO The investment objective of the Small Cap Growth Stock Portfolio is long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in the common stocks of companies which can reasonably be expected to increase sales and earnings at a pace which will exceed the growth rate of the U.S. economy over an extended period.


AGGRESSIVE GROWTH STOCK PORTFOLIO. The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term appreciation of capital primarily by investing in the common stocks of companies which can reasonably be expected to increase their sales and earnings at a pace which will exceed the growth rate of the nation's economy over an extended period.


INTERNATIONAL EQUITY PORTFOLIO. The investment objective of the International Equity Portfolio is long-term capital growth. It pursues its objective through a flexible policy of investing in stocks and debt securities of companies and governments outside the United States.


INDEX 400 STOCK PORTFOLIO The investment objective of the Index 400 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's MidCap 400 Index ("S&P 400 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 400 Index.


GROWTH STOCK PORTFOLIO. The investment objective of the Growth Stock Portfolio is long-term growth of capital; current income is secondary. The Portfolio will seek to achieve this objective by selecting investments in companies which have above average earnings growth potential.


GROWTH AND INCOME STOCK PORTFOLIO. The investment objective of the Growth and Income Stock Portfolio is long-term growth of capital and income. Ordinarily the Portfolio pursues its investment objectives by investing primarily in dividend-paying common stock.


INDEX 500 STOCK PORTFOLIO. The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 500 Index. Stocks are generally more volatile than debt securities and involve greater investment risks.


BALANCED PORTFOLIO. The investment objective of the Balanced Portfolio is to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. The Balanced Portfolio will invest in common stocks and other equity securities, bonds and money market instruments. Investment in the Balanced Portfolio necessarily involves the risks inherent in stocks and debt securities of varying maturities, including the risk that the Portfolio may invest too much or too little of its assets in each type of security at any particular time.


HIGH YIELD BOND PORTFOLIO. The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment grade by the major rating agencies.


SELECT BOND PORTFOLIO. The primary investment objective of the Select Bond Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders' capital. The Select Bond Portfolio will invest primarily in debt securities. The value of debt securities will tend to rise and fall inversely with the rise and fall of interest rates.


MONEY MARKET PORTFOLIO. The investment objective of the Money Market Portfolio is to realize maximum current income consistent with liquidity and stability of capital. The Money Market Portfolio will invest in money market instruments and other debt securities with maturities generally not exceeding one year. The return produced by these securities will reflect fluctuations in short-term interest rates.


RUSSELL INSURANCE FUNDS


The Russell Insurance Funds also comprise a mutual fund of the series type registered under the Insurance Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each of the Russell Insurance Funds at their net asset value without any sales charge.


The assets of each of the Russell Insurance Funds are invested by one or more investment management organization researched and recommended by Frank Russell Company ("Russell"), and an affiliate of Russell, Frank Russell Investment Management Company ("FRIMCo"). FRIMCo also advises, operates and administers the Russell Insurance Funds. Russell is our majority-owned subsidiary.


The investment objectives and types of investments for each of the five Russell Insurance Funds are set forth below. There can be no assurance that the Funds will realize their objectives. A table showing the expense ratios for each of the Russell Insurance Funds is included in the Summary above, at page 3. For more information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for the Russell Insurance Funds.


MULTI-STYLE EQUITY FUND. The investment objective of the Multi-Style Equity Fund is to provide income and capital growth by investing principally in equity securities. The Multi-Style Equity Fund invests primarily in common stocks of medium and large capitalization companies. These companies are predominately US-based, although the Fund may invest a limited portion of its assets in non-US firms from time to time.


AGGRESSIVE EQUITY FUND. The investment objective of the Aggressive Equity Fund is to provide capital appreciation by assuming a higher level of volitility than is ordinarily expected from Multi-Style Equity Fund by investing in equity securities. The Aggressive Equity Fund invests primarily in common stocks of small and medium capitalization companies. These companies are predominately US-based, although the Fund may invest in non-US firms from time to time.

NON-U.S. FUND. The investment objective of the Non-U.S. Fund is to provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments. The Non-U.S. Fund invests primarily in equity securities issued by companies domiciled outside the United States and in depository receipts, which represent ownership of securities of non-US companies.


REAL ESTATE SECURITIES FUND. The investment objective of the Real Estate Securities Fund is to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation. The Fund seeks to achieve its objective by concentrating its investments in equity securities of issuers whose value is derived primarily from development, management and market pricing of underlying real estate properties.


CORE BOND FUND. The investment objective of the Core Bond Fund is to maximize total return, through capital appreciation and income, by assuming a level of volatility consistent with the broad fixed-income market, by investing in fixed-income securities. The Core Bond Fund invests primarily in fixed-income securities. In particular, the Fund holds debt securities issued or guaranteed by the US government, or to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar-denominated. From time to time the Fund may invest in municipal debt obligations.



-------------------------------------------------------------------------------
DETAILED INFORMATION ABOUT THE POLICY


THE POLICY DESIGN


We have included this simplified description of the Variable
CompLife-Registered Trademark- Policy design in this section to help you understand how the Policy is constructed. It omits details and important qualifications which are discussed in the following sections.


The Policy combines a Minimum Guaranteed Death Benefit with Additional Protection in an integrated policy design. The Minimum Guaranteed Death Benefit represents permanent life insurance guaranteed for the lifetime of the insured if premiums are paid when due and no Policy debt is outstanding. The Additional Protection is guaranteed for a period of years which depends on the sex and risk classification and age of the insured when the Policy is issued and the relative proportions of Minimum Guaranteed Death Benefit and Additional Protection. For an insured aged less than 43 the guaranteed period is not less than ten years. It is generally longer for younger insureds and shorter for insureds who are older, but will not be less than six years.


We place net premiums in the Account divisions you select. The net premiums increase the Policy Value. The Policy Value is the cumulative amount invested, adjusted for investment results, reduced by the cost of insurance. The cost of insurance is based on the net amount at risk. This is the amount of insurance in force less the Policy Value. The cost of insurance also reflects the attained age of the insured each year. If you pay premiums when they are due, and investment experience is favorable, the Policy Value will increase year by year.


We have designed the Policy so that the increase in Policy Value over time should reduce the net amount at risk. The reduction in the net amount at risk offsets the rising cost of the mortality risk as the age of the insured increases, reducing the total cost of insurance which we subtract from the Policy Value each year. This scenario depends, however, on the investment experience which is a principal factor in determining Policy Value. Investment experience is not guaranteed. If investment experience does not produce a sufficient rate of return, the amount of Additional Protection will be reduced in later Policy years, or you will need to pay additional premium to keep the Additional Protection from falling. For a typical Policy the average annual net investment rate of return required to maintain the initial amount of Additional Protection, without additional premium, should be between 4% and 6%, based on the current charges and dividend scale. Any excess Policy Value (we call it the "Excess Amount") is simply added to the death benefit and the cash value, dollar for dollar, unless a greater increase in the death benefit is required to meet tax requirements for life insurance. See "Excess Amount", p.15.


The Policy also allows you to pay of additional premiums to purchase variable paid-up additional insurance. We calculate the values for the additional insurance separately from those which support the initial amount of insurance. The values for the variable paid-up additional insurance do not affect the Policy Value. We allow unscheduled additional premiums to purchase variable paid-up additional insurance, subject to insurability of the insured when we accept the premiums.


REQUIREMENTS FOR INSURANCE


The minimum amount we require for the Minimum Guaranteed Death Benefit is $100,000, reduced to $50,000 if the insured is below age 15 or over age 59. If the initial premium is at least $10,000 ($5,000 for ages below 15) the required minimum for the Minimum Guaranteed Death Benefit is $1,000. A lower minimum may apply in some circumstances and will apply if the Policy is purchased for an employer-sponsored benefit plan. See "Special Policy for Employers", p. 17. The Minimum Guaranteed Death Benefit must always be at least $1,000.


Before issuing a Policy, we will require satisfactory evidence of insurability. Non-smokers who meet preferred underwriting requirements are considered select risks. Nonsmokers in the second best classification are considered standard plus risks. The best class of smokers are considered standard risks. The premium is different for each risk classification. We charge a higher premium for insureds who do not qualify as select, standard plus or standard risks. The amount of extra premium depends on the risk classification in which we place the insured.


PREMIUMS


The Policy provides for a level scheduled premium to be paid annually at the beginning of each Policy year. Premiums are payable at our Home Office or to an authorized Agent of Northwestern Mutual Life.


By administrative practice, we accept premiums on a monthly, quarterly or semi-annual schedule. If you pay premiums more frequently than annually, we place the scheduled net annual premium in the Account on each Policy anniversary. We advance this amount on this date and we are reimbursed as we receive your premium payments. You have no obligation to repay the amount that we have advanced, but failure to pay the premiums when due will cause
(a) premium payments to be suspended (subject to the conditions described later in this section), (b) the Policy to continue in force as a reduced amount of paid-up insurance, or (c) the Policy to terminate. If you do not pay premiums when they are due, we will reduce the Account assets supporting the Policy to reflect the premiums due later in the Policy year.


Premiums you pay other than on an annual basis are increased to (1) reflect the time value of money, based on an 8% interest rate, and (2) cover the administrative costs to process the additional premium payments. A monthly premium is currently equal to the annual premium times .0863 plus 50 cents. Thus, the total of monthly premiums for a year is currently 3.56% plus $6.00 higher than a premium paid annually. You may pay monthly premiums only through an automatic payment plan arranged with your bank. A quarterly premium is currently equal to the annual premium times .2573 plus $2.00. A semiannual premium is equal to the annual premium times .5096 plus $1.35.


The scheduled premium includes the premium for the Minimum Guaranteed Death Benefit and the premium for any Additional Protection. The amount of the premium depends on the amount of the Minimum Guaranteed Death Benefit and the amount of Additional Protection, as well as the insured's age and risk classification. The amount of the premium also reflects the sex of the insured except where state or federal law requires that premiums and other charges and values be determined without regard to sex. We send a notice to you not less than two weeks before each premium is due.


You may select the proportions of Minimum Guaranteed Death Benefit and Additional Protection, subject to the required minimum amount for the Minimum Guaranteed Death Benefit. See "Requirements for Insurance", above.


Policies that include Additional Protection are subject to a minimum premium that is equal to 70% of the premium for a Policy that consists solely of Minimum Guaranteed Death Benefit. The premium for the Additional Protection consists of two times the cost of term insurance (for the insured's age when the Policy was issued) as long as this amount in combination with the premium for the Minimum Guaranteed Death Benefit meets the 70% requirement. If this combination does not meet the 70% requirement the premium for Additional Protection is increased to bring the total up to the 70% level.


In addition to the premium required for the Minimum Guaranteed Death Benefit and any Additional Protection, the scheduled premium may include additional premium to purchase paid-up additional insurance or to increase the Policy Value. The scheduled premium will also include the premium required for any additional benefit included as part of the Policy.


After the Policy is issued we will reduce the additional premium included in the scheduled premium at any time upon your request. You may increase the additional premium included in the scheduled premium, or you may pay optional unscheduled additional premiums, at any time before the Policy anniversary nearest to the insured's 85th birthday, subject to our insurability requirements and issue limits.

If the Policy includes Additional Protection, we may require an increased premium after the guaranteed period to prevent a reduction of the amount of Additional Protection. We determine the increased premium, if required, each year as of the date 25 days before the Policy anniversary. You are entitled to pay the increased premium required to keep the Additional Protection from falling until the insured reaches age 80 but this right terminates as of the first Policy anniversary on which you do not pay the increased premium when it is due.


You may suspend payment of scheduled premiums, at your option, if as of 25 days prior to the Policy anniversary on or before the due date of the premium, (1) the Excess Amount exceeds one year's minimum premium, and (2) the Policy Value exceeds the sum of the net single premium for the amount of insurance then in force, plus the present value of future charges for expenses, additional benefits, and any extra mortality. See "Excess Amount",
p. 15. The minimum premium is the sum of the premiums for the Minimum Guaranteed Death Benefit, the Additional Protection and any additional benefit included in the Policy. We will calculate the net single premium and the present value of future charges using the mortality basis for the cost of insurance charges with 6% interest. See "Charges Against the Policy Value",
p. 12. While payment of premiums is suspended, certain charges ordinarily deducted from premiums will reduce the Policy Value instead. You may resume payment of scheduled premiums as of any Policy anniversary. You must resume payment of scheduled premiums as of the next Policy anniversary if the Excess Amount, as of 25 days prior to the Policy anniversary, is determined to be less than one year's minimum premium. You may pay unscheduled additional premiums while suspension of scheduled premiums is in effect, subject to our insurability requirements and issue limits.


The Policy provides for a grace period of 31 days for any premium that is not paid when due. The Policy remains in force during this period. If you pay a premium during the grace period, the values for the Policy will be the same as if you had paid the premium when it was due. If you do not pay the premium within the grace period, and the Policy does not qualify for premium suspension, the Policy will terminate as of the date when the premium was due and will no longer be in force, unless it is continued as paid-up insurance. See "Paid-Up Insurance", p. 15. If you surrender a Policy, its cash value will be paid. See "Cash Value", p. 13.


The following table shows representative annual premiums for a Policy with an initial amount of $400,000, divided equally between Minimum Guaranteed Death Benefit and Additional Protection, for male select, standard plus and standard risks, at three ages.



                                              PREMIUM FOR
                                MINIMUM         MINIMUM
                              GUARANTEED       GUARANTEED                      PREMIUM FOR
AGE AT                           DEATH            DEATH         ADDITIONAL      ADDITIONAL    TOTAL
ISSUE                           BENEFIT          BENEFIT        PROTECTION      PROTECTION   PREMIUM
------                        ----------      -----------       ----------     -----------   -------
                                                                  SELECT
 15  . . . . . . . . . .       $200,000          $1,292          $200,000         $  588     $ 1,880
 35  . . . . . . . . . .        200,000           2,610           200,000          1,010       3,620
 55  . . . . . . . . . .        200,000           6,618           200,000          3,320       9,938
                                                               STANDARD PLUS
 15  . . . . . . . . . .       $200,000          $1,406          $200,000         $  608     $ 2,014
 35  . . . . . . . . . .        200,000           2,874           200,000          1,118       3,992
 55  . . . . . . . . . .        200,000           7,196           200,000          4,428      11,624
                                                                 STANDARD
 15  . . . . . . . . . .       $200,000          $1,612          $200,000         $  740     $ 2,352
 35  . . . . . . . . . .        200,000           3,362           200,000          1,310       4,672
 55  . . . . . . . . . .        200,000           8,650           200,000          6,380      15,030

DEATH BENEFIT


The death benefit for a Policy includes the Minimum Guaranteed Death Benefit, any Additional Protection in effect, any Excess Amount and any paid-up additional insurance. It is reduced by the amount of any Policy debt outstanding and by an adjustment for any unpaid premiums which have been applied to purchase paid-up additional insurance.


The Minimum Guaranteed Death Benefit you select when the Policy is issued will neither increase nor decrease, regardless of the investment experience of the Account divisions where assets for the Policy are held, so long as you pay scheduled premiums when they are due and no Policy debt is outstanding. In setting the premium rates for the Minimum Guaranteed Death Benefit we have assumed that the Account assets will grow at a net annual rate of 4%. We bear the risk that the rate of growth will be less. A higher rate of growth results in an increase in the Policy Value.


The Additional Protection included in a Policy when it is issued will not increase by reason of investment experience more favorable than the assumed 4% net annual rate of growth. It will not decrease, regardless of investment experience, until expiration of the guaranteed period, so long as you pay scheduled premiums when they are due and no Policy debt is outstanding. A condition for this guarantee is that you must use any dividends paid on the Policy to increase Policy Value until the end of the guaranteed period unless the Policy has an Excess Amount. See "Excess Amount" p. 15. After the guaranteed period, the Additional Protection may be reduced unless the Policy Value exceeds the amount defined by the formula in the Policy. We calculate the amount of Policy Value, and the amount of increased premium required to prevent a reduction in the Additional Protection, 25 days before each Policy anniversary. You may pay any increased premium required to prevent a reduction in the Additional Protection each year until the Policy anniversary nearest the insured's 80th birthday, but this right terminates the first time you do not pay any required increased premium when it is due.


The Policy Value represents the total cumulative net premiums for the Minimum Guaranteed Death Benefit and the Additional Protection, including any additional net premiums or Policy dividends which have been used to increase the Policy Value, adjusted for investment experience, less the cost of insurance which we deduct from the Policy Value on each Policy anniversary. The Policy Value may exceed the amount required to support the Minimum Guaranteed Death Benefit and the Additional Protection. This may result from favorable investment experience or from additional premium or Policy dividends used to increase the Policy Value. The amount by which the Policy Value exceeds the amount needed to support the Minimum Guaranteed Death Benefit and the Additional Protection under a specified set of assumptions is called the Excess Amount. See "Excess Amount", p. 15. Any Excess Amount will increase the death benefit for the Policy, dollar-for-dollar, except as described in the next paragraph. The Policy Value and any Excess Amount change daily.


We have designed the Policy to meet the definitional requirements for life insurance in Section 7702 of the Internal Revenue Code. See "Tax Treatment of Policy Benefits," p. 17. These rules require that the death benefit will never be less than the Policy Value divided by the net single premium per dollar of death benefit. The required difference between the death benefit and the Policy Value is higher at younger ages than at older ages. The Policy provides for an increase in the death benefit to the extent required to meet this test. After the death benefit has been increased to meet this requirement an increase in the Policy Value will cause a greater than dollar-for-dollar increase in the death benefit, and a decrease in the Policy Value will cause a greater than dollar-for-dollar decrease in the death benefit.


The death benefit is increased by the amount of any paid-up additional insurance purchased with additional premium or Policy dividends. The amount and value of the paid-up additional insurance vary daily to reflect investment experience and are not guaranteed. The amount of any paid-up additional insurance is its value used as a net single premium at the attained age of the insured.


POLICY VALUE AND PAID-UP ADDITIONAL INSURANCE


We determine the Policy Value and the value of any paid-up additional insurance daily by separate calculations. An increase or decrease in the Policy Value has no effect on the value of any paid-up additional insurance, and an increase or decrease in the value of any paid-up additional insurance has no effect on the Policy Value. You may increase or decrease the amount of scheduled additional premium which you are paying to increase the Policy Value or to increase the amount of paid-up additional insurance, and you may change the allocation for applying this additional premium. You must make changes in the scheduled additional premium and its allocation by written request. We may require evidence of insurability. We do not permit increases in the scheduled additional premium after the Policy anniversary nearest the insured's 85th birthday.

You may transfer the value of paid-up additional insurance to increase the Policy Value by written request. This will generally result in a decrease in the total death benefit. You may not transfer Policy Value to the value of paid-up additional insurance.


ALLOCATIONS TO THE ACCOUNT


We place the first net annual premium for the Policy, including any net scheduled additional premium, in the Account on the Policy date. We place the net scheduled annual premium in the Account on each Policy anniversary thereafter even if you are paying premiums on an other-than-annual frequency. We will place net unscheduled premiums in the Account on the date they are received at our Home Office. Net premiums are premiums less the deductions from premiums. See "Deductions from Premiums", below.


We invest premiums placed in the Account prior to the initial allocation date in the Money Market Division of the Account. The initial allocation date is identified in the Policy and is the latest of the Policy date, 45 days after the date of the completed application or 32 days after we approve the application. On the initial allocation date we invest the amount in the Money Market Division in the Account divisions as you have directed in the application for the Policy. You may change the allocation for future net premiums at any time by written request and the change will be effective for
premiums placed in the Account thereafter.   If you allocate any portion of a
premium to a division, the division must receive at least 10% of that premium.


You may apportion the Account assets supporting your Policy among as many as ten divisions of the Account at any one time.


You may transfer accumulated amounts from one division of the Account to another as often as twelve times in a Policy year. Transfers are effective on the date we receive a written request at our Home Office. We reserve the right to charge a fee of up to $25 to cover administrative costs of transfers. No fee is presently charged.


DEDUCTIONS AND CHARGES


DEDUCTIONS FROM PREMIUMS We deduct a charge for taxes attributable to premiums from each premium. The total amount of this deduction is 3.5% of the premium. Of this amount 2.25% is for state premium taxes. Premium taxes vary from state to state and currently range from .5% to 3.5% of life insurance premiums. The 2.25% rate is an average. The tax rate for a particular state may be lower, higher, or equal to the 2.25% deduction. We do not expect to profit from this charge. The remainder of the deduction, 1.25% of each premium, is for federal income taxes measured by premiums. We believe that this charge does not exceed a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs.


We deduct a charge of 4.5% for sales costs from each premium. We expect to recover our sales expenses from this amount, over the period while the Policies are in force, and from the surrender charges described below. The amounts we deduct for sales costs in a Policy year are not specifically related to sales costs incurred that year. To the extent that sales expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the charge against the assets of the Account for the mortality and expense risks we have assumed. See "Charges Against the Account Assets", p. 12. To the extent that the amounts deducted for sales costs exceed the amounts needed, we will realize a gain.


We deduct an annual charge of $60 from premiums each year for administrative costs to maintain the Policy. These expenses include costs of premium billing and collection, processing claims, keeping records and communicating with Policyowners. We retain the right to increase this charge after 10 years, but it is guaranteed not to exceed $84 plus 12 cents per $1,000 of both the Minimum Guaranteed Death Benefit and the Additional Protection. We do not expect to profit from this charge.


We deduct an annual charge from premiums each of the first 10 years to compensate us for expenses, other than sales expenses, incurred in conjunction with issuance of the Policy. These expenses include the costs of processing applications, medical examinations, determining insurability and establishing records. The annual amount of this charge is $24 plus 12 cents per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection. If you surrender the Policy before these charges have been deducted for 10 years, the remaining charges will be reflected in the administrative surrender charge. See "Surrender Charges", p. 12.


We deduct an annual charge of 12 cents per $1,000 of Minimum Guaranteed Death Benefit from premiums each year to compensate us for the risk we have assumed by guaranteeing the Minimum Guaranteed Death Benefit, as long as you pay all premiums when they are due, no matter how unfavorable investment performance may be.


We will also deduct any extra amounts we charge for insureds who do not qualify as select, standard plus or standard risks, plus the cost of any additional benefits purchased with the Policy, to determine the net annual premium.

CHARGES AGAINST THE POLICY VALUE We deduct a cost of insurance charge from the Policy Value on each Policy Anniversary. We determine the amount by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is the projected insurance amount, discounted at 4%, less the Policy Value. The projected insurance amount is the amount of insurance at the end of the Policy year, assuming that the Policy Value increases by the 4% annual growth rate assumed in constructing the Policy. The cost of insurance rate reflects the attained age of the insured. For select and standard risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Smoker and Non-Smoker Mortality Tables. For other risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Mortality Tables. The cost of insurance rates are included in the Policy. We also deduct a cost of insurance charge from the cash value of any paid-up additional insurance on each Policy anniversary. If we receive an unscheduled premium on a day other than a Policy anniversary and the net amount at risk increases as a result, we will deduct a cost of insurance charge on that day, reflecting the increase in the net amount at risk and the portion of the Policy year remaining.


While payment of premiums is suspended, a portion of the annual charges which we would ordinarily deduct from premiums will be deducted from the Policy Value instead. We will also make this deduction on the Policy anniversary each year.


We will also reduce the Policy Value by any surrender charges, administrative charges or decrease in Policy debt that may result from a withdrawal, a decrease in the face amount of insurance or a change to variable benefit paid-up insurance.


CHARGES AGAINST THE ACCOUNT ASSETS There is a daily charge to the Account for the mortality and expense risks that we have assumed. The charge is at the annual rate of .60% of the assets of the Account. The mortality risk is that insureds may not live as long as we estimated. The expense risk is that expenses of issuing and administering the Policies may exceed the estimated costs. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies. The actual mortality and expense experience under the Policies will be the basis for determining dividends. See "Annual Dividends", p. 13.


The Policies provide that a charge for taxes may be made against the assets of the Account. We are not currently making a daily charge for federal income taxes we have incurred. In no event will the charge for taxes exceed that portion of our actual tax expenses which is fairly allocable to the Policies.


TRANSACTION CHARGES The Policy provides for a fee of up to $25 for a transfer of assets among the Account divisions and for a fee of up to $25 for a withdrawal of Excess Amount. We are currently waiving these charges.


SURRENDER CHARGES If you surrender the Policy before you have paid the premium that is due at the beginning of the fifteenth year, we will deduct surrender charges from the Policy Value. A table of surrender charges is in the Policy.


The surrender charges consist of an administrative surrender charge and a premium surrender charge. The administrative surrender charge is equal to the sum of the issue expense charges which we have not deducted. The administrative surrender charge in the first Policy year is $216, plus $1.08 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection. This charge grades down linearly each year as you pay the premium (or payment of premiums is suspended) and is zero after you have paid the premium that is due at the beginning of the tenth Policy year (or it is suspended).


The premium surrender charge is a percentage (shown in the table below) of the surrender charge base. If payment of the premium for a Policy year has been suspended, the premium surrender charge percentage will be as if you had paid the annual premium. During the first five policy years, if you pay premiums more frequently than annually we will adjust the premium surrender charge percentages to reflect the actual period for which you have paid premiums.


If none of the premium payments during the first five Policy years have been suspended, the surrender charge base equals the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection.


If any of the premium payments during the first five Policy years have been suspended, the surrender charge base equals the lesser of (1) the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection, and (2) the sum of the total premiums paid (exclusive of any premiums for additional benefits purchased with the Policy, and premiums for extra mortality, and any extra amount for premiums paid more often than annually) divided by the number of years (including fractions), but not more than five, for which premiums have been paid or suspended.


      FOR POLICIES              PREMIUM SURRENDER CHARGE
    SURRENDERED AFTER                  PERCENTAGE
     PAYMENT OF THE      --------------------------------------
    BEGINNING OF YEAR    ISSUE AGE 65 AND UNDER    ISSUE AGE 75
    -----------------    ----------------------    ------------
            1                     24%                   24%
            2                     28%                 25.5%
            3                     32%                   27%
            4                     36%                 28.5%
      5 through 10                40%                   30%
           11                     32%                   24%
           12                     24%                   18%
           13                     16%                   12%
           14                      8%                    6%
      15 and later                 0%                    0%


For issue ages 66 through 74, the percentages are determined by linear interpolation between the percentages shown.


GUARANTEE OF PREMIUMS, DEDUCTIONS AND CHARGES


We guarantee and may not increase the premiums for the Minimum Guaranteed Death Benefit and the charge for mortality and expense risks. These amounts will not increase regardless of future changes in longevity or increases in expenses.


CASH VALUE


The cash value for the Policy will change daily in response to investment results. No minimum cash value is guaranteed. The cash value is equal to the Policy Value plus the value of any paid-up additional insurance, reduced by any Policy debt outstanding and the surrender charges. If you are not paying premiums on an annual basis we reduce the cash value for any premiums due later in the Policy year.


We determine the cash value for a Policy at the end of each valuation period. Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the New York Stock Exchange is open for trading. In accordance with the requirements of the Investment Company Act of l940, we may also determine the cash value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios or Funds.


You may surrender your Policy for the cash value at any time during the lifetime of the insured. Alternatively, you may request that we apply the cash value to provide a reduced amount of fixed or variable paid-up insurance. See "Paid-Up Insurance", p.15.


We will permit partial surrenders of the Policies so long as the Policy that remains meets the regular minimum size requirements. A partial surrender will cause the Policy to be split into two Policies. One Policy will be surrendered; the other will continue in force on the same terms as the original Policy except that the premiums will be based on the reduced amount of insurance. You will receive a new Policy document. The cash value and the death benefit will be proportionately reduced. We will make a deduction from the Policy proceeds for a proportionate part of the surrender charges if a partial surrender takes place before you have paid the premium that is due at the beginning of the fifteenth Policy year. We will make a transaction charge when a partial surrender is effected. The amount of the transaction charge will not exceed the actual administrative costs for the transaction. We currently expect this charge to be $250.


ANNUAL DIVIDENDS


The Policies share in divisible surplus to the extent we determine annually. We will distribute a Policy's share annually as a dividend payable on each Policy anniversary. Dividends under participating policies may be described as refunds of premiums which adjust the cost of a policy to the actual level of cost emerging over time after the policy's issue. Thus participating policies generally have gross premiums which are higher than those for comparable non-participating policies. Both federal and state tax law recognize that a dividend is considered to be a refund of a portion of the premium paid.


Dividend illustrations published at the time a life insurance policy is issued reflect the actual recent experience of the issuing company with respect to investment earnings, mortality and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends be paid out of surplus, after certain necessary amounts are set aside, and that such surplus be apportioned equitably among participating policies. In summary, dividends must be based on actual experience and cannot be guaranteed at issue of a policy.


Our actuary annually examines current and recent experience and compares these results with those which were assumed in determining premium rates when each class of policies was issued. We determine classes by such factors as year of issue, age, plan of insurance and risk classification. The actuary then determines the amount of dividends to be equitably apportioned to each class of policies. Following the actuary's recommendations, our Trustees adopt a dividend scale each year, thereby authorizing the distribution of the dividend.


We have no significant actual mortality experience with variable life insurance policies. For purposes of the current dividend scale used for the illustrations in this prospectus, we have assumed that mortality experience in connection with the Policies will be comparable to that actually experienced with fixed benefit life insurance.


Dividends for variable life insurance are generally lower than those for participating fixed benefit life insurance, primarily because a variable life insurance policy provides a contractual mechanism for translation of investment experience into a variable death benefit and variable cash value. For participating fixed benefit life insurance the dividend includes amounts produced by favorable investment results. Dividends based on the Minimum Guaranteed Death Benefit for the Policies described in this prospectus are expected be relatively low during the first 15 Policy years.


The prospectus illustrations show dividends being used to increase the Policy Value. If the Policy has Additional Protection in force, the dividends will be used to increase the Policy Value unless the Policy has Excess Amount.
See "Excess Amount", p. 15. If the Policy has Excess Amount, or if no Additional Protection is in force, you may use dividends to purchase variable benefit paid-up additional insurance, or to pay premiums, or we will pay the dividend in cash. If the Policy is in force as fixed benefit paid-up insurance, you may use dividends to purchase fixed benefit paid-up additional insurance or we will pay you the dividend in cash. If the Policy is in force as variable benefit paid-up insurance, you may use the dividends to purchase variable benefit paid-up additional insurance or we will pay you the dividend in cash.


LOANS AND WITHDRAWALS


You may borrow up to 90% of the Policy's cash value using the Policy as security. If a Policy loan is already outstanding, the maximum amount for any new loan is 90% of the amount of cash value the Policy would have if there were no loan, less the amount already borrowed. You may take loan proceeds in cash or you may apply them to pay premiums on the Policy.


Interest on a Policy loan accrues and is payable on a daily basis. We add unpaid interest to the amount of the loan. If the amount of the loan equals or exceeds the Policy's cash value, the Policy will terminate. We will send you a notice at least 31 days before the termination date. The notice will show how much you must be repay to keep the Policy in force.


You select the Policy loan interest rate. A specified annual effective rate of 5% is one choice. The other choice is a variable rate based on a corporate bond yield index. We will adjust the variable rate annually, but it will not be less than 5%.


We will take the amount of a Policy loan, including interest as it accrues, from the Account divisions in proportion to the amounts in the divisions. We will transfer the amounts withdrawn to our general account and will credit those amounts on a daily basis with an annual earnings rate equal to the Policy loan interest rate less a charge for the mortality and expense risks we have assumed and for expenses, including taxes. The aggregate charge is currently at the annual rate of .90% for the 5% specified Policy loan interest rate and .90% for the variable Policy loan interest rate. For example, the earnings rate corresponding to the specified 5% Policy loan interest rate is currently 4.10%. A Policy loan, even if it is repaid, will have a permanent effect on the Policy Value and cash value because the amounts borrowed will not participate in the Account's investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the rate credited to the unborrowed amount left in the Account.


Except when the Policy is in force as fixed benefit paid-up insurance, we will allocate a Policy loan between Policy Value and variable paid-up additional insurance in proportion to the amount of cash value attributable to each.


You may repay a Policy loan, and any accrued interest outstanding, in whole or in part, at any time. We will credit payments as of the date we receive them and transfer them from our general account to the Account divisions, in proportion to the amounts in the divisions, as of the same date.


You may make a withdrawal if the Excess Amount is sufficient. See "Excess Amount", p. 15. A withdrawal may neither decrease the Excess Amount to less than the surrender charge which would apply if the Policy were surrendered nor reduce the loan value to less than any Policy debt outstanding. The minimum amount for withdrawals is $250. An administrative charge of up to $25 may apply, but we are currently waiving that charge.


A withdrawal of Policy Value decreases the death benefit by the same amount. If the death benefit for a Policy has been increased to meet the federal tax requirements for life insurance, the decrease in the death benefit caused by a subsequent withdrawal may be larger than the amount of the withdrawal.


If cumulative withdrawals exceed the cumulative additional premiums which have been used to increase the Policy Value, with both withdrawals and premiums increased by 4% annual interest, subsequent unfavorable investment experience may cause the Policy to lapse unless you pay an additional unscheduled premium to increase the Policy Value. The due date for this premium is the Policy anniversary following written notice to you.

EXCESS AMOUNT


The Excess Amount is the amount by which the Policy Value exceeds the Tabular Cash Value for the sum of the Minimum Guaranteed Death Benefit and any Additional Protection in effect. The Tabular Cash Value is an amount equal to a Policy Value calculated assuming (1) a whole life Policy with a face amount equal to the sum of the Minimum Guaranteed Death Benefit and the Additional Protection, (2) all premiums are paid when due, (3) no additional premiums or dividends used to increase Policy Value, (4) a 4% level annual rate of return, and (5) maximum Policy charges apply. If you are not paying premiums on an annual basis, the Excess Amount is reduced for any premiums due later in the Policy year.


PAID-UP INSURANCE


If you do not pay a premium within the 31-day grace period, and the Policy does not qualify for suspension of premium payments, the Policy will continue in force as a reduced amount of fixed benefit paid-up insurance. Alternatively you may select a reduced amount of variable benefit paid-up insurance. You must make this selection during the grace period or sooner.


If the Policy is in force as a reduced amount of fixed benefit paid-up insurance, we will transfer the amount of the cash value from the Account to our general account. Thereafter the Policy will not participate in the Account's investment results unless the Policy is subsequently reinstated. See "Reinstatement", below. The minimum cash value for fixed benefit paid-up insurance is $1,000. If the cash value is less than $1,000 as of the last day of the grace period we will treat the Policy as surrendered. You may select variable benefit paid-up insurance only if the cash value of the Policy is at least $5,000.


We determine the amount of paid-up insurance by applying the amount of cash value plus any Policy debt as a net single premium at the attained age. Paid-up insurance has cash and loan values. For fixed benefit paid-up insurance the amounts of these are guaranteed. For variable paid-up insurance neither the death benefit or the cash value is guaranteed. Paid-up insurance remains in force for the lifetime of the insured unless you surrender or terminate the Policy. While the Policy is in force as either fixed or variable benefit paid-up insurance the Minimum Guaranteed Death Benefit and any Additional Protection will not be in effect. Any Policy debt will continue.


REINSTATEMENT


If a premium is due and remains unpaid after the grace period expires, the Policy may be reinstated while the insured is alive within three years after the premium due date. The insured must provide satisfactory evidence of insurability unless reinstatement takes place within 31 days after the end of the grace period. We may require a substantial payment. Following reinstatement the Policy will have the same Minimum Guaranteed Death Benefit, Additional Protection, Policy Value and paid-up additional insurance as if minimum premiums had been paid when due. We will credit a 4% rate of investment earnings for the period from the due date of the overdue premium to the date of reinstatement.
We will make an adjustment for any Policy debt or the debt may be reinstated. The Policy may not be reinstated if you have surrendered it for its cash value.


RIGHT TO RETURN POLICY


You may return a Policy for a full refund of the premium you paid within 45 days after you sign the application for insurance, or within 10 days after you received the Policy, or within 10 days after a Notice of Cancellation Right is mailed or delivered to you, whichever date is latest. You may mail or deliver the Policy to the agent who sold it or to our Home Office. If returned, we will consider the Policy void from the beginning.


RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY


You may exchange a Policy for a whole life insurance policy with benefits that do not vary with the investment experience of a separate account. You may elect the exchange at any time within twenty-four months after the issue date of the Policy provided premiums are duly paid. We do not require evidence of insurability.


The new policy will be on the life of the same insured and will have the same initial guaranteed death benefit, policy date and issue age. The premiums and cash values will be the same as those for fixed benefit policies we issued on the issue date of the Policy.


The exchange will be subject to an equitable cash adjustment. The amount will recognize the difference in premiums and investment performance of the two policies.


An exchange will be effective when we receive a proper written request, as well as the Policy and any amount due on the exchange.


You may also exchange a Policy for a fixed benefit policy if either of the mutual funds changes its investment adviser or if there is a material change in the investment policies of a Portfolio or Fund. You will be given notice of any such change and will have 60 days to make the exchange.

OTHER POLICY PROVISIONS


OWNER. The owner is identified in the Policy. The owner may exercise all rights under the Policy while the insured is living. Ownership may be transferred to another. Written proof of the transfer must be received by Northwestern Mutual Life at its Home Office. In this prospectus "you" means the owner or prospective purchaser of a Policy.


BENEFICIARY. The beneficiary is the person to whom the death benefit is payable. The beneficiary is named in the application. After the Policy is issued you may change the beneficiary in accordance with the Policy provisions.


INCONTESTABILITY. We will not contest a Policy after it has been in force during the lifetime of the insured for two years from the date of issue.


SUICIDE. If the insured dies by suicide within one year from the date of issue, the amount payable under the Policy will be limited to the premiums paid, less the amount of any Policy debt and withdrawals and less the cash value of any variable paid-up insurance surrendered.


MISSTATEMENT OF AGE OR SEX. If the age or sex of the insured has been misstated, we will adjust benefits under a Policy to reflect the correct age and sex.


COLLATERAL ASSIGNMENT. You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.


PAYMENT PLANS. The Policy provides a variety of payment plans for Policy benefits. Any Northwestern Mutual Life agent authorized to sell the Policies can explain these provisions on request.


DEFERRAL OF DETERMINATION AND PAYMENT. So long as premiums have been paid when due, we will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the New York Stock Exchange is closed or an emergency exists or the Securities and Exchange Commission, by order, permits deferral for the protection of Policyowners.


If a Policy is in force as fixed benefit paid-up insurance, we have the right to defer payment of the cash value for up to six months from the date of a Policy loan or surrender. If payment is deferred for 30 days or more we will pay interest at an annual effective rate of 4%.


VOTING RIGHTS


We are the owner of the mutual fund shares in which all assets of the Account are invested. As the owner of the shares we will exercise our right to vote the shares to elect directors of the funds, to vote on matters required to be approved or ratified by mutual fund shareholders under the Investment Company Act of 1940 and to vote on any other matters that may be presented to any shareholders' meeting of the funds. However, we will vote the shares held in the Account in accordance with instructions from owners of the Policies. We will vote any shares held in our general account in the same proportions as the shares for which voting instructions are received. If the applicable laws or regulations change so as to permit us to vote the shares in our own discretion, we may elect to do so.


The number of mutual fund shares for each division of the Account for which the owner of a Policy may give instructions is determined by dividing the amount of the Policy's cash value apportioned to that division, if any, by the per share value for the corresponding Portfolio or Fund. The number will be determined as of a date we choose, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. We will solicit voting instructions with written materials at least 14 days before the meeting. We will vote shares as to which we receive no instructions in the same proportion as the shares as to which we receive instructions.


We may, if required by state insurance officials, disregard voting instructions which would require mutual fund shares to be voted for a change in the sub-classification or investment objectives of a Portfolio or Fund, or to approve or disapprove an investment advisory agreement for either of the mutual funds. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for either a Portfolio or a Fund, provided that we reasonably determine to take this action in accordance with applicable federal law. If we disregard voting instructions we will include a summary of the action and reasons therefor in the next semiannual report to the owners of the Policies.


SUBSTITUTION OF FUND SHARES AND OTHER CHANGES


If, in our judgment, a Portfolio or Fund becomes unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, we may substitute shares of another Portfolio or Fund or another mutual fund. Any substitution of shares will be subject to any required approval of the Securities and Exchange Commission, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Account or any of its divisions as a management company under the Investment Company Act of 1940, or in any other form permitted, or to terminate registration of the Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.


REPORTS


For each Policy year (unless a Policy is in force as fixed benefit paid-up insurance) you will receive a statement showing the death benefit, cash value and any Policy loan (including interest charged) as of the anniversary date. This report will show the apportionment of invested assets among the Account divisions. You will also receive annual and semiannual reports for the Account and both of the mutual funds, including financial statements.


SPECIAL POLICY FOR EMPLOYERS


A reduced minimum amount applies for Policies where the insurance involves an employer sponsored benefit plan or arrangement. The sum of the Minimum Guaranteed Death Benefit and the Additional Protection must be at least $10,000, of which the Minimum Guaranteed Death Benefit must be at least $1,000. The premium for the Additional Protection is two times the cost of term insurance for the insured's age when the Policy is issued.


These Policies for employers may include a provision to permit the amount of Additional Protection to increase after issue. Any such increase amount must be based on the terms of the benefit plan or arrangement and may not be subject to the discretion of the insured or the insured's beneficiary. A description of the method of determining the amount of any increase is included in the Policy. Changes to the amount of Additional Protection will be effective on Policy anniversaries. The surrender charge and all charges for issue and administrative expenses will be based on the initial amount of Additional Protection.


For certain situations where the insurance involves an employer sponsored benefit plan or arrangement, federal law and the laws of certain states may require that premiums and annuity rates be determined without regard to sex. Special Policies are available for this purpose. You are urged to review any questions in this area with qualified counsel.


DISTRIBUTION OF THE POLICIES


We sell the Policies through individuals who, in addition to being licensed life insurance agents of Northwestern Mutual Life, are registered representatives of Northwestern Mutual Investment Services, LLC ("NMIS"), our wholly-owned subsidiary. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. NMIS was organized in 1968 and is a Wisconsin limited liability company. Its address is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Internal Revenue Service Employer Identification Number of NMIS is 39-0509570.


Commissions paid to the agents will not exceed 40% of the premium for the first year, 6% of the premium for the second through tenth years, and 2-3/4% of the premium thereafter.


Agents who meet certain productivity and persistency standards receive additional compensation. We may pay new agents differently during a training period. General agents and district agents who are registered representatives of NMIS and have supervisory responsibility for sales of the Policies receive commission overrides and other compensation.


TAX TREATMENT OF POLICY BENEFITS


The Policies are "life insurance contracts" as that term is defined in Sections 7702 and 817(h) of the Internal Revenue Code. Increases in cash value under a Policy are not taxable until actual surrender of the Policy. Upon surrender, the amount received is taxable at ordinary income rates under Section 72(e) of the Code to the extent it exceeds the amount of the premiums paid under the Policy less any dividends or other amounts previously received tax-free (basis of the Policy). Death benefits are excludable from the beneficiary's gross income under Section l0l(a) of the Code.


Under certain limited circumstances, all or part of a partial surrender or a withdrawal during the first 15 years may be taxable on a "gain first basis" to the extent that the cash value of the Policy exceeds the basis of the Policy. This means the amount surrendered or withdrawn may be taxable even if that amount is less than the basis of the Policy.


We believe that loans received under the Policies (except modified endowment contracts as described below) will be construed as indebtedness of an owner in the same manner as loans under a fixed benefit life insurance policy and that no part of any loan under a Policy will constitute income to the owner.


Policies will be classified as modified endowment contracts under Section 7702A of the Internal Revenue Code if the aggregate premium paid during the first 7 years exceeds a defined "7-pay limit". Generally, this can occur if significant additional premiums are paid or the death benefit is reduced within the first 7 years or if additional benefits are added to the Policy.


For Policies that are modified endowment contracts, withdrawals, partial surrenders, Policy loans and dividends paid in cash are taxable as income on a gain first basis. The taxable portion of these distributions would also be subject to a 10% penalty if received prior to age 59 1/2, disability or annuitization. For purposes of determining taxable income, all Policies that are modified endowment contracts (including any fixed dollar policies that are modified endowment contracts) issued by Northwestern Mutual Life to the Policyowner during the same calendar year are aggregated.


Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Policy owner or beneficiary.


The foregoing summary does not purport to be complete or to cover all situations. Counsel and other competent advisers you should consult for more complete information.


------------------------------------------------------------------------------

OTHER INFORMATION


MANAGEMENT


Northwestern Mutual Life is managed by a Board of Trustees. The Trustees and senior officers of Northwestern Mutual Life and their positions including Board committee memberships, and their principal occupations, are as follows:


TRUSTEES



                                        Principal Occupation During Last
Name                                               Five Years
----                                    ---------------------------------
R. Quintus Anderson (A) ............... Chairman, Aarque Capital Corporation
                                        since 1997, prior thereto; Chairman, The
                                        Aarque Companies, Jamestown, NY
                                        (diversified metal products
                                        manufacturing)

Edward E. Barr (HR) ................... Chairman, Sun Chemical Corporation, Fort
                                        Lee, New Jersey (graphic arts) since
                                        1998; prior thereto, President and Chief
                                        Executive Officer. President and Chief
                                        Executive Officer, DIC Americas, Inc.,
                                        Fort Lee, NJ

Gordon T. Beaham, III (OT). ........... Chairman of the Board and President,
                                        Faultless Starch/Bon Ami Company, Kansas
                                        city, MO (consumer products
                                        manufacturer)

Robert C. Buchanan (A, E, F) .......... President and Chief Executive Officer,
                                        Fox Valley Corporation, Appleton, WI
                                        (manufacturer of gift wrap and writing
                                        paper)

Robert E. Carlson (E) ................. Executive Vice President of Northwestern
                                        Mutual Life

George A. Dickerman (AM) .............. Chairman of the Board, Spalding Sports
                                        Worldwide, Chicopee, MA (manufacturer of
                                        sporting equipment) since 1998; prior
                                        thereto, President

Pierre S. du Pont (AM) ................ Attorney, Richards, Layton and Finger,
                                        Wilmington, DE

James D. Ericson (AM, E, F. HR, OT) ... President and Chief Executive Officer of
                                        Northwestern Mutual Life

J. E. Gallegos (A) .................... Attorney at Law; President, Gallegos Law
                                        Firm, Santa Fe, New Mexico

Stephen N. Graff (E, F, OT) ........... Retired Partner, Arthur Andersen LLP
                                        (public accountants)

Patricia Albjerg Graham (HR) .......... Professor, Graduate School of Education,
                                        Harvard University, Cambridge, MA, and
                                        President, The Spencer Foundation
                                        (social and behavioral sciences)

Stephen F. Keller (HR) ................ Attorney.  Former Chairman, Santa Anita
                                        Realty Enterprises since 1997; prior
                                        thereto, Chairman

Barbara A. King (AM) .................. President, Landscape Structures, Inc.,
                                        Delano, MN (manufacturer of playground
                                        equipment)

J. Thomas Lewis (HR) .................. Attorney (retired), New Orleans, LA since 1998; prior thereto, Attorney with
                                        Monroe & Lemann, New Orleans, LA

                                      18


Daniel F. McKeithan, Jr. (E, F, HR) ... President, Tamarack Petroleum Company,
                                        Inc., Milwaukee, WI (operator of oil and gas wells); President, Active Investor
                                        Management, Inc., Milwaukee, WI

Guy A. Osborn (E, F, OT) .............. Retired Chairman of Universal Foods
                                        Corporation, Milwaukee, WI since 1997;
                                        prior thereto, Chairman and Chief
                                        Executive Officer

Timothy D. Proctor (A) ................ Director, Worldwide Human Resources of
                                        Glaxo Wellcome plc, Research Triangle
                                        Park, NC, since 1998; prior thereto,
                                        Senior Vice President Human Resources,
                                        General Counsel & Secretary
                                        (pharmaceuticals)

Donald J. Schuenke (AM, E, F) ......... Retired Chairman of Northwestern Mutual
                                        Life

H. Mason Sizemore, Jr. (AM) ........... President and Chief Operating Officer,
                                        The Seattle Times, Seattle, WA
                                        (publishing)

Harold B. Smith (OT) .................. Chairman, Executive Committee, Illinois
                                        Tool Works, Inc., Chicago, IL
                                        (engineered components and industrial
                                        systems and consumables)

Sherwood H. Smith, Jr. (AM) ........... Chairman of the Board of Carolina Power
                                        & Light since 1997; prior thereto,
                                        Chairman of the Board and Chief
                                        Executive Officer

John E. Steuri (OT) ................... Chairman, Advanced Thermal Technologies,
                                        Little Rock, AR since 1997 (heating,
                                        air-conditioning and humidity control).
                                        Retired since 1996 as Chairman and Chief
                                        Executive Officer of ALLTEL Information
                                        Services, Inc., Little Rock, AR
                                        (application software)

John J. Stollenwerk (AM, E, F) ........ President and Owner, Allen-Edmonds Shoe
                                        Corporation, Port Washington, WI

Barry L. Williams (HR) ................ President and Chief Executive Officer of
                                        Williams Pacific Ventures, Inc., Redwood
                                        City, CA (venture capital)

Kathryn D. Wriston (A) ................ Director of various corporations, New
                                        York, NY



A    --   Member, Audit Committee
AM   --   Member, Agency and Marketing Committee
E    --   Member, Executive Committee
F    --   Member, Finance Committee
HR   --   Member, Human Resources and Public Policy Committee
OT   --   Member, Operations and Technology Committee


SENIOR OFFICERS (OTHER THAN TRUSTEES)




                                                   Position With
               Name                          Northwestern Mutual Life
--------------------------------------------------------------------------------------
           John M. Bremer               Executive Vice President, General Counsel
                                        and Secretary
           Peter W. Bruce               Executive Vice President
           Edward J. Zore               Executive Vice President
           Deborah A. Beck              Senior Vice President
           William H. Beckley           Senior Vice President
           Mark G. Doll                 Senior Vice President
           Richard L. Hall              Senior Vice President
           William C. Koenig            Senior Vice President and Chief Actuary
           Donald L. Mellish            Senior Vice President
           Mason G. Ross                Senior Vice President
           Leonard F. Stecklein         Senior Vice President

                                      19


           Frederic H. Sweet            Senior Vice President
           Dennis Tamcsin               Senior Vice President
           Walter J. Wojcik             Senior Vice President
           Gary E. Long                 Vice President and Controller



REGULATION


We are subject to the laws of Wisconsin governing insurance companies and to regulation by the Wisconsin Commissioner of Insurance. We file an annual statement in a prescribed form with the Department of Insurance on or before March 1 in each year covering operations for the preceding year and including financial statements. Regulation by the Wisconsin Insurance Department includes periodic examination to determine solvency and compliance with insurance laws. We are also subject to the insurance laws and regulations of the other jurisdictions in which we are licensed to operate.


YEAR 2000 ISSUES


Since early 1996 we have been preparing for the computer requirements associated with the approaching turn of the century. We completed assessment of our internal systems in 1996. As of the date of this prospectus the necessary system changes are substantially complete. System testing is in process and we expect testing of all critical systems to be completed during the first six months of 1999.


The work on these computer systems extends to software packages we purchase from vendors. In addition, we have been communicating formally with our business partners to identify and assess potential exposure that could result from their failure to address these computer issues on a timely basis. Each of our departments has prepared a contingency plan.


We and our business partners bear all of the costs of identifying and resolving the computer systems issues associated with the year 2000. These costs will have no effect on the performance of the Account. The Policies permit some charges for administrative expenses to be increased up to the guaranteed maximum rates. However, we do not expect our costs for year 2000 compliance to have any significant effect on the benefits or values provided by the Policies.


We believe that our computer systems will be ready for the year 2000 well in advance of the deadline. By their nature, however, the issues in this area carry the risk of unforeseen problems, both at Northwestern Mutual Life and at all the other sites where supporting functions and interaction take place. There can be no assurance that these problems will not have a material adverse impact on the operations of Northwestern Mutual Life and the Account.


LEGAL PROCEEDINGS


We are engaged in litigation of various kinds which in our judgment is not of material importance in relation to our total assets. There are no legal proceedings pending to which the Account is a party.


REGISTRATION STATEMENT


We have filed a registration statement with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933, as amended, with respect to the Policies. This prospectus does not contain all the information set forth in the registration statement. A copy of the omitted material is available from the main office of the SEC in Washington, D.C. upon payment of the prescribed fee. Further information about the Policies is also available from the Home Office of Northwestern Mutual Life. The address and telephone number are on the cover of this prospectus.


EXPERTS


The financial statements of Northwestern Mutual Life as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 and of the Account as of December 31, 1998 and for each of the two years in the period ended December 31, 1998 included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. Actuarial matters included in this prospectus have been examined by William C. Koenig, F.S.A., Senior Vice President and Chief Actuary of Northwestern Mutual Life. His opinion is filed as an exhibit to the registration statement.

VARIABLE LIFE ACCOUNTANTS' REPORT

[LOGO]

Report of Independent Accountants

To The Northwestern Mutual Life Insurance Company and
Policyowners of Northwestern Mutual Variable Life Account

In our opinion, the accompanying combined statement of assets and liabilities and the related combined and separate statements of operations and changes in equity present fairly, in all material respects, the financial position of Northwestern Mutual Variable Life Account and Aggressive Growth Stock Division, International Equity Division, Growth Stock Division, Growth and Income Stock Division, Index 500 Stock Division, Balanced Division, High Yield Bond Division, Select Bond Division, and the Money Market Division thereof at December 31, 1998, the results of each of their operations and the changes in each of their equity for each of the two years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 1998 with Northwestern Mutual Series Fund, Inc., provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
January 25, 1999

VARIABLE LIFE FINANCIAL STATEMENTS

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Financial Statements
DECEMBER 31, 1998

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

ASSETS
  Investments at Market Value:
    Northwestern Mutual Series Fund, Inc.
      Aggressive Growth Stock
       34,420 shares (cost $102,404)..............  $ 119,230
      International Equity
       46,760 shares (cost $73,163)...............     78,416
      Growth Stock
       29,383 shares (cost $49,267)...............     66,025
      Growth and Income Stock
       43,428 shares (cost $60,081)...............     70,528
      Index 500 Stock
       58,115 shares (cost $126,062)..............    191,141
      Balanced
       71,092 shares (cost $108,217)..............    158,110
      High Yield Bond
       15,509 shares (cost $16,804)...............     14,516
      Select Bond
       10,143 shares (cost $12,181)...............     12,669
      Money Market
       39,300 shares (cost $39,300)...............     39,300   $ 749,935
                                                    ---------
Due from Sale of Fund Shares..................................         95
Due from Northwestern Mutual Life Insurance Company...........        328
                                                                ---------
Total Assets..................................................  $ 750,358
                                                                ---------
                                                                ---------
LIABILITIES
  Due to Northwestern Mutual Life Insurance Company...........  $      95
  Due on Purchase of Fund Shares..............................        328
                                                                ---------
      Total Liabilities.......................................        423
                                                                ---------
EQUITY (NOTE 8)
  Variable Life Policies Issued Before October 11, 1995.......    392,772
  Variable Complife Policies Issued On or After October 11,
   1995.......................................................    356,862
  Variable Executive Life Policies Issued On or After March 2,
   1998.......................................................        301
                                                                ---------
      Total Equity............................................    749,935
                                                                ---------
      Total Liabilities and Equity............................  $ 750,358
                                                                ---------
                                                                ---------

    The Accompanying Notes are an Integral Part of the Financial Statements

VARIABLE LIFE FINANCIAL STATEMENTS

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statements of Operations and Changes in Equity
(IN THOUSANDS)

                                                                      AGGRESSIVE GROWTH             INTERNATIONAL EQUITY
                                          COMBINED                     STOCK DIVISION                     DIVISION
                                -----------------------------   -----------------------------   -----------------------------
                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                    1998            1997            1998            1997            1998            1997
                                -------------   -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME
Dividend Income...............    $ 24,922        $ 24,262        $  3,287         $3,345         $ 3,591         $ 1,286
Mortality and Expense Risks...       2,755           1,788             424            271             308             197
Taxes.........................       1,178             767             181            116             132              85
                                -------------   -------------   -------------   -------------   -------------   -------------
Net Investment Income.........      20,989          21,707           2,682          2,958           3,151           1,004
                                -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Realized Gain on
    Investments...............       4,332           4,871             523            231             284             203
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period....................      68,780          42,532           4,928          5,109          (1,424)          2,358
                                -------------   -------------   -------------   -------------   -------------   -------------
  Net Gain (Loss) on
    Investments...............      73,112          47,403           5,451          5,340          (1,140)          2,561
                                -------------   -------------   -------------   -------------   -------------   -------------
  Increase in Equity Derived
    from Investment
    Activity..................      94,101          69,110           8,133          8,298           2,011           3,565
                                -------------   -------------   -------------   -------------   -------------   -------------
EQUITY TRANSACTIONS
  Policyowners' Net
    Deposits..................     258,672         170,672          30,145         21,502          20,672          12,656
  Policy Loans, Surrenders,
    and Death Benefits........     (37,427)        (23,728)         (6,454)        (4,003)         (4,327)         (2,787)
  Mortality and Other (net)...     (39,611)        (28,427)         (5,193)        (3,791)         (3,785)         (2,368)
  Transfers from Other
    Divisions.................     133,775          86,366          20,371         19,008          15,743          14,866
  Transfers to Other
    Divisions.................    (133,773)        (86,366)         (6,419)        (4,091)         (5,013)         (2,149)
                                -------------   -------------   -------------   -------------   -------------   -------------
Increase in Equity Derived
  from Equity Transactions....     181,636         118,517          32,450         28,625          23,290          20,218
                                -------------   -------------   -------------   -------------   -------------   -------------
Net Increase in Equity........     275,737         187,627          40,583         36,923          25,301          23,783
EQUITY
  Beginning of Year...........     474,198         286,571          78,647         41,724          53,116          29,333
                                -------------   -------------   -------------   -------------   -------------   -------------
  End of Year.................    $749,935        $474,198        $119,230         $78,647        $78,417         $53,116
                                -------------   -------------   -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------   -------------   -------------

    The Accompanying Notes are an Integral Part of the Financial Statements

VARIABLE LIFE FINANCIAL STATEMENTS

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statements of Operations and Changes in Equity
(IN THOUSANDS)

                                                                       GROWTH & INCOME                    INDEX 500
                                    GROWTH STOCK DIVISION              STOCK DIVISION                  STOCK DIVISION
                                -----------------------------   -----------------------------   -----------------------------
                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                    1998            1997            1998            1997            1998            1997
                                -------------   -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME
Dividend Income...............    $   956         $ 1,413         $   537         $ 7,776         $  4,530        $  2,579
Mortality and Expense Risks...        211             105             234             120              671             395
Taxes.........................         91              45             100              52              287             169
                                -------------   -------------   -------------   -------------   -------------   -------------
Net Investment Income.........        654           1,263             203           7,604            3,572           2,015
                                -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Realized Gain on
    Investments...............        143             172             220             173            1,125           2,375
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period....................     10,533           4,151          10,574          (1,823)          31,738          17,772
                                -------------   -------------   -------------   -------------   -------------   -------------
  Net Gain (Loss) on
    Investments...............     10,676           4,323          10,794          (1,650)          32,863          20,147
                                -------------   -------------   -------------   -------------   -------------   -------------
  Increase in Equity Derived
    from Investment
    Activity..................     11,330           5,586          10,997           5,954           36,435          22,162
                                -------------   -------------   -------------   -------------   -------------   -------------
EQUITY TRANSACTIONS
  Policyowners' Net
    Deposits..................     12,991           7,334          14,771           7,537           29,665          19,733
  Policy Loans, Surrenders,
    and Death Benefits........     (2,859)         (1,314)         (2,902)         (1,842)          (8,924)         (5,039)
  Mortality and Other (net)...     (2,494)         (1,329)         (2,847)         (1,457)          (5,367)         (4,127)
  Transfers from Other
    Divisions.................     16,839           8,851          17,225          10,673           37,076          20,024
  Transfers to Other
    Divisions.................     (2,015)         (1,341)         (3,106)         (1,104)          (5,443)         (3,783)
                                -------------   -------------   -------------   -------------   -------------   -------------
Increase in Equity Derived
  from Equity Transactions....     22,462          12,201          23,141          13,807           47,007          26,808
                                -------------   -------------   -------------   -------------   -------------   -------------
Net Increase in Equity........     33,792          17,787          34,138          19,761           83,442          48,970
EQUITY
  Beginning of Year...........     32,233          14,446          36,389          16,628          107,699          58,729
                                -------------   -------------   -------------   -------------   -------------   -------------
  End of Year.................    $66,025         $32,233         $70,527         $36,389         $191,141        $107,699
                                -------------   -------------   -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------   -------------   -------------

    The Accompanying Notes are an Integral Part of the Financial Statements

VARIABLE LIFE FINANCIAL STATEMENTS

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statements of Operations and Changes in Equity
(IN THOUSANDS)

                                      BALANCED DIVISION           HIGH YIELD BOND DIVISION          SELECT BOND DIVISION
                                -----------------------------   -----------------------------   -----------------------------
                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                    1998            1997            1998            1997            1998            1997
                                -------------   -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME
Dividend Income...............    $  8,344        $  5,105        $ 1,489          $1,370         $   743          $  436
Mortality and Expense Risks...         681             558             53              29              51              35
Taxes.........................         292             239             22              12              22              15
                                -------------   -------------   -------------   -------------   -------------   -------------
Net Investment Income.........       7,371           4,308          1,414           1,329             670             386
                                -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Realized Gain on
    Investments...............       1,893           1,655             47              26              97              36
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period....................      14,317          15,262         (1,828)           (531)            (58)            234
                                -------------   -------------   -------------   -------------   -------------   -------------
  Net Gain (Loss) on
    Investments...............      16,210          16,917         (1,781)           (505)             39             270
                                -------------   -------------   -------------   -------------   -------------   -------------
  Increase in Equity Derived
    from Investment
    Activity..................      23,581          21,225           (367)            824             709             656
                                -------------   -------------   -------------   -------------   -------------   -------------
EQUITY TRANSACTIONS
  Policyowners' Net
    Deposits..................      17,811          15,394          3,490           1,922           2,004           1,820
  Policy Loans, Surrenders,
    and Death Benefits........      (8,879)         (7,260)          (690)           (349)           (620)           (311)
  Mortality and Other (net)...      (3,232)         (3,395)          (641)           (339)           (250)           (560)
  Transfers from Other
    Divisions.................       7,905           4,266          5,399           3,276           3,951           2,000
  Transfers to Other
    Divisions.................      (5,398)         (4,734)        (1,476)           (425)         (2,217)           (756)
                                -------------   -------------   -------------   -------------   -------------   -------------
Increase in Equity Derived
  from Equity Transactions....       8,207           4,271          6,082           4,085           2,868           2,193
                                -------------   -------------   -------------   -------------   -------------   -------------
Net Increase in Equity........      31,788          25,496          5,715           4,909           3,577           2,849
EQUITY
  Beginning of Year...........     126,322         100,826          8,801           3,892           9,092           6,243
                                -------------   -------------   -------------   -------------   -------------   -------------
  End of Year.................    $158,110        $126,322        $14,516          $8,801         $12,669          $9,092
                                -------------   -------------   -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------   -------------   -------------


                                    MONEY MARKET DIVISION
                                -----------------------------

                                 YEAR ENDED      YEAR ENDED
                                DECEMBER 31,    DECEMBER 31,
                                    1998            1997
                                -------------   -------------
INVESTMENT INCOME
Dividend Income...............    $ 1,445         $   952
Mortality and Expense Risks...        122              78
Taxes.........................         51              34
                                -------------   -------------
Net Investment Income.........      1,272             840
                                -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Realized Gain on
    Investments...............         --              --
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period....................         --              --
                                -------------   -------------
  Net Gain (Loss) on
    Investments...............         --              --
                                -------------   -------------
  Increase in Equity Derived
    from Investment
    Activity..................      1,272             840
                                -------------   -------------
EQUITY TRANSACTIONS
  Policyowners' Net
    Deposits..................    127,123          82,774
  Policy Loans, Surrenders,
    and Death Benefits........     (1,772)           (823)
  Mortality and Other (net)...    (15,802)        (11,061)
  Transfers from Other
    Divisions.................      9,266           3,402
  Transfers to Other
    Divisions.................   (102,686)        (67,983)
                                -------------   -------------
Increase in Equity Derived
  from Equity Transactions....     16,129           6,309
                                -------------   -------------
Net Increase in Equity........     17,401           7,149
EQUITY
  Beginning of Year...........     21,899          14,750
                                -------------   -------------
  End of Year.................    $39,300         $21,899
                                -------------   -------------
                                -------------   -------------

    The Accompanying Notes are an Integral Part of the Financial Statements

NOTES TO FINANCIAL STATEMENTS

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Notes to Financial Statements
DECEMBER 31, 1998

NOTE 1 -- Northwestern Mutual Variable Life Account (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") used to fund variable life insurance policies.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

NOTE 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc. (the "Fund"). The shares are valued at the Fund's offering and redemption price per share. The Fund is a diversified open-end investment company registered under the Investment Company Act of 1940.

NOTE 4 -- Dividend income from the Fund is recorded on the record date of the dividends. Transactions in Fund shares are accounted for on the trade date. The basis for determining cost on sale of Fund shares is identified cost. Purchases and sales of Fund shares for the year ended December 31, 1998 by each Division are shown below:

                                    PURCHASES       SALES
                                   ------------  ------------
Aggressive Growth Division.......  $ 36,381,397  $  1,248,015
International Equity Division....    27,429,118       990,001
Growth Stock Division............    23,393,892       279,458
Growth & Income Stock
  Division.......................    24,059,882       715,896
Index 500 Stock Division.........    52,625,759     2,046,627
Balanced Division................    20,647,579     5,068,597
High Yield Bond Division.........     8,131,249       635,946
Select Bond Division.............     5,351,461     1,813,834
Money Market Division............    47,332,350    29,930,945

NOTE 5 -- A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual. Generally, for Variable Life policies issued before October 11, 1995, and Variable Complife policies issued on or after October 11, 1995 the deduction is at an annual rate of .50% and .60%, respectively, of the net assets of the Account. A deduction for the mortality and expense risks for the Variable Executive Life policies issued on or after March 3, 1998 is determined monthly at an annual rate of .75% of the amount invested in the Account for the Policy for the first ten Policy years, and .30% thereafter. The mortality risk is that insureds may not live as long as estimated. The expense risk is that expenses of issuing and administering the policies may exceed the estimated costs.

Certain deductions are also made from the annual, single or other premiums before amounts are allocated to the Account. These deductions are for (1) sales load, (2) administrative expenses, (3) taxes and (4) a risk charge for the guaranteed minimum death benefit.

Additional mortality costs are deducted from the policy annually and are paid to Northwestern Mutual to cover the cost of providing insurance protection. This cost is actuarially calculated based upon the insured's age, the 1980 Commissioners Standard Ordinary Mortality Table and the amount of insurance provided under the policy.

NOTE 6 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code. The variable life insurance policies which are funded in the Account are taxed as part of the operations of Northwestern Mutual. Policies provide that a charge for taxes may be made against the assets of the Account. Generally, for Variable Life policies issued before October 11, 1995, Northwestern Mutual charges the Account at an annual rate of .20% of the Account's net assets and reserves the right to increase, decrease or eliminate the charge for taxes in the future. Generally, for Variable Complife policies issued on or after October 11, 1995, and for Variable Executive Life policies issued on or after March 3, 1998, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual reserves the right to charge for taxes in the future.

NOTE 7 -- The Account is credited for the policyowners' net annual premiums at the respective policy anniversary dates regardless of when policyowners actually paid their premiums. Northwestern Mutual's equity represents any unpaid portion of net annual premiums. This applies to Variable Life and Variable Complife policies only.

NOTES TO FINANCIAL STATEMENTS

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Notes to Financial Statements
(in thousands)
DECEMBER 31, 1998

NOTE 8 -- Equity Values by Division are shown below:

                                                                                                VARIABLE LIFE
                                                                                            POLICIES ISSUED BEFORE
                                                                                               OCTOBER 11, 1995
                                                                                                  EQUITY OF:
                                                                                           ------------------------    TOTAL
                                                                                           POLICYOWNERS      NML      EQUITY
                                                                                           -------------  ---------  ---------
Aggressive Growth Stock Division.........................................................    $  42,391    $   3,793  $  46,184
International Equity Division............................................................       32,539        3,074     35,613
Growth Stock Division....................................................................       22,888        1,510     24,398
Growth and Income Stock Division.........................................................       26,309        1,808     28,117
Index 500 Stock Division.................................................................       95,615        4,943    100,558
Balanced Division........................................................................      134,029        5,006    139,035
High Yield Bond Division.................................................................        4,916          428      5,344
Select Bond Division.....................................................................        6,911          417      7,328
Money Market Division....................................................................        5,918          277      6,195
                                                                                           -------------  ---------  ---------
                                                                                             $ 371,516    $  21,256  $ 392,772
                                                                                           -------------  ---------  ---------
                                                                                           -------------  ---------  ---------

                                                                                             VARIABLE COMPLIFE
                                                                                           POLICIES ISSUED ON OR
                                                                                           AFTER OCTOBER 11, 1995
                                                                                                 EQUITY OF:
                                                                                          ------------------------    TOTAL
                                                                                          POLICYOWNERS      NML      EQUITY
                                                                                          -------------  ---------  ---------
Aggressive Growth Stock Division........................................................    $  54,132    $  18,846  $  72,978
International Equity Division...........................................................       31,302       11,492     42,794
Growth Stock Division...................................................................       30,575       11,026     41,601
Growth and Income Stock Division........................................................       30,515       11,841     42,356
Index 500 Stock Division................................................................       65,609       24,890     90,499
Balanced Division.......................................................................       14,142        4,909     19,051
High Yield Bond Division................................................................        6,565        2,594      9,159
Select Bond Division....................................................................        4,161        1,171      5,332
Money Market Division...................................................................       13,154       19,938     33,092
                                                                                          -------------  ---------  ---------
                                                                                            $ 250,155    $ 106,707  $ 356,862
                                                                                          -------------  ---------  ---------
                                                                                          -------------  ---------  ---------

                                                                                                         VARIABLE EXECUTIVE LIFE
                                                                                                          POLICIES ISSUED ON OR
                                                                                                           AFTER MARCH 2, 1998
                                                                                                        -------------------------
                                                                                                                  TOTAL
                                                                                                                 EQUITY
                                                                                                        -------------------------
Aggressive Growth Stock Division......................................................................          $      67
International Equity Division.........................................................................                 10
Growth Stock Division.................................................................................                 25
Growth and Income Stock Division......................................................................                 55
Index 500 Stock Division..............................................................................                 84
Balanced Division.....................................................................................                 24
High Yield Bond Division..............................................................................                 13
Select Bond Division..................................................................................                  9
Money Market Division.................................................................................                 14
                                                                                                                    -----
                                                                                                                $     301
                                                                                                                    -----
                                                                                                                    -----

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENT OF FINANCIAL POSITION

(IN MILLIONS)

The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual Life to meet its obligations under the Policies.

                                                        DECEMBER 31,
                                                    ---------------------
                                                      1998        1997
                                                    ---------   ---------
ASSETS
    Bonds.........................................  $  34,888   $  32,359
    Common and preferred stocks...................      6,576       6,524
    Mortgage loans................................     12,250      10,835
    Real estate...................................      1,481       1,372
    Policy loans..................................      7,580       7,163
    Other investments.............................      1,839       2,026
    Cash and temporary investments................      1,275         572
    Due and accrued investment income.............        827         795
    Other assets..................................      1,313       1,275
    Separate account assets.......................      9,966       8,160
                                                    ---------   ---------
        Total assets..............................  $  77,995   $  71,081
                                                    ---------   ---------
                                                    ---------   ---------
LIABILITIES AND SURPLUS
    Reserves for policy benefits..................  $  51,815   $  47,343
    Policy benefit and premium deposits...........      1,709       1,624
    Policyowner dividends payable.................      2,870       2,640
    Interest maintenance reserve..................        606         461
    Asset valuation reserve.......................      1,994       1,974
    Income taxes payable..........................      1,161       1,043
    Other liabilities.............................      3,133       3,735
    Separate account liabilities..................      9,966       8,160
                                                    ---------   ---------
        Total liabilities.........................     73,254      66,980
    Surplus.......................................      4,741       4,101
                                                    ---------   ---------
        Total liabilities and surplus.............  $  77,995   $  71,081
                                                    ---------   ---------
                                                    ---------   ---------

   The accompanying notes are an integral part of these financial statements.

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENT OF OPERATIONS

(IN MILLIONS)

                                                     FOR THE YEAR ENDED DECEMBER 31,
                                                    ---------------------------------
                                                      1998        1997        1996
                                                    ---------   ---------   ---------
REVENUE
    Premium income................................  $  8,021    $  7,294    $  6,667
    Net investment income.........................     4,536       4,171       3,836
    Other income..................................       922         861         759
                                                    ---------   ---------   ---------
        Total revenue.............................    13,479      12,326      11,262
                                                    ---------   ---------   ---------
BENEFITS AND EXPENSES
    Benefit payments to policyowners and
     beneficiaries................................     3,602       3,329       2,921
    Net additions to policy benefit reserves......     4,521       4,026       3,701
    Net transfers to separate accounts............       564         566         579
                                                    ---------   ---------   ---------
        Total benefits............................     8,687       7,921       7,201
    Operating expenses............................     1,297       1,138       1,043
                                                    ---------   ---------   ---------
        Total benefits and expenses...............     9,984       9,059       8,244
                                                    ---------   ---------   ---------
Gain from operations before dividends and taxes...     3,495       3,267       3,018
Policyowner dividends.............................     2,869       2,636       2,341
                                                    ---------   ---------   ---------
Gain from operations before taxes.................       626         631         677
Income tax expense................................       301         356         452
                                                    ---------   ---------   ---------
Net gain from operations..........................       325         275         225
Net realized capital gains........................       484         414         395
                                                    ---------   ---------   ---------
        Net income................................  $    809    $    689    $    620
                                                    ---------   ---------   ---------
                                                    ---------   ---------   ---------

   The accompanying notes are an integral part of these financial statements.

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENT OF CHANGES IN SURPLUS

(IN MILLIONS)

                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                      -------------------------------
                                                       1998        1997        1996
                                                      -------     -------     -------
BEGINNING OF YEAR BALANCE.........................    $4,101      $3,515      $2,786
  Net income......................................       809         689         620
  Increase (decrease) in net unrealized gains.....      (147)        576         295
  Increase in investment reserves.................       (20)       (526)       (176)
  Other, net......................................        (2)       (153)        (10)
                                                      -------     -------     -------
  Net increase in surplus.........................       640         586         729
                                                      -------     -------     -------
END OF YEAR BALANCE...............................    $4,741      $4,101      $3,515
                                                      -------     -------     -------
                                                      -------     -------     -------

   The accompanying notes are an integral part of these financial statements.

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENT OF CASH FLOWS

(IN MILLIONS)

                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                      ----------------------------------
                                                        1998         1997         1996
                                                      --------     --------     --------
CASH FLOWS FROM OPERATING ACTIVITIES
  Insurance and annuity premiums..................    $ 8,876      $ 8,093      $ 7,361
  Investment income received......................      4,216        3,928        3,634
  Disbursement of policy loans, net of
   repayments.....................................       (416)        (360)        (326)
  Benefits paid to policyowners and
   beneficiaries..................................     (3,572)      (3,316)      (2,912)
  Net transfers to separate accounts..............       (564)        (565)        (579)
  Policyowner dividends paid......................     (2,639)      (2,347)      (2,105)
  Operating expenses and taxes....................     (1,749)      (1,722)      (1,663)
  Other, net......................................        (83)         124          (59)
                                                      --------     --------     --------
    NET CASH PROVIDED BY OPERATING ACTIVITIES.....      4,069        3,835        3,351
                                                      --------     --------     --------
CASH FLOWS FROM INVESTING ACTIVITIES
  PROCEEDS FROM INVESTMENTS SOLD OR MATURED
    Bonds.........................................     28,720       38,284       31,942
    Common and preferred stocks...................     10,359        9,057        4,570
    Mortgage loans................................      1,737        1,012        1,253
    Real estate...................................        159          302          178
    Other investments.............................        768          398          316
                                                      --------     --------     --------
                                                       41,743       49,053       38,259
                                                      --------     --------     --------
  COST OF INVESTMENTS ACQUIRED
    Bonds.........................................     30,873       41,169       35,342
    Common and preferred stocks...................      9,642        9,848        4,463
    Mortgage loans................................      3,135        2,309        2,455
    Real estate...................................        268          202          125
    Other investments.............................        567          359          255
                                                      --------     --------     --------
                                                       44,485       53,887       42,640
                                                      --------     --------     --------
  NET INCREASE (DECREASE) IN SECURITIES LENDING
   AND OTHER......................................       (624)         440        1,617
                                                      --------     --------     --------
    NET CASH USED IN INVESTING ACTIVITIES.........     (3,366)      (4,394)      (2,764)
                                                      --------     --------     --------
NET INCREASE (DECREASE) IN CASH AND TEMPORARY
 INVESTMENTS......................................        703         (559)         587
CASH AND TEMPORARY INVESTMENTS, BEGINNING OF
 YEAR.............................................        572        1,131          544
                                                      --------     --------     --------
CASH AND TEMPORARY INVESTMENTS, END OF YEAR.......    $ 1,275      $   572      $ 1,131
                                                      --------     --------     --------
                                                      --------     --------     --------

   The accompanying notes are an integral part of these financial statements.

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1998, 1997 AND 1996


1. PRINCIPAL ACCOUNTING POLICIES

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company ("Company") and its wholly-owned life insurance subsidiary, Northwestern Long Term Care Insurance Company ("Subsidiary"). The Company and its Subsidiary offer life, annuity, disability income and long term care products to the personal, business, estate and tax-qualified markets.

The consolidated financial statements have been prepared using accounting policies prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("statutory basis of accounting").

In 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles, which will replace the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting. The NAIC is now considering amendments to the codification guidance that would also be effective upon its planned implementation effective January 1, 2001. It is expected that the Office of the Commissioner of Insurance of the State of Wisconsin ("OCI") will adopt the codification, but it is not known whether the OCI will make any changes to that guidance. The potential effect of the codification on the Company will depend upon the guidance adopted by the OCI.

Financial statements prepared on the statutory basis of accounting vary from financial statements prepared on the basis of Generally Accepted Accounting Principles ("GAAP") primarily because on a GAAP basis (1) policy acquisition costs are deferred and amortized, (2) investment valuations and insurance reserves are based on different assumptions, (3) funds received under deposit-type contracts are not reported as premium revenue, and (4) deferred taxes are provided for temporary differences between book and tax basis of certain assets and liabilities. The effects on the financial statements of the differences between the statutory basis of accounting and GAAP are material to the Company.

The preparation of financial statements in conformity with the statutory basis of accounting requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual future results could differ from these estimates.

INVESTMENTS

The Company's investments are valued on the following bases:

Bonds                           --   Amortized cost using the interest method; loan-backed and
                                     structured securities are amortized using estimated
                                     prepayment rates and, generally, the prospective adjustment method
Common and preferred stocks     --   Common stocks are carried at fair value, preferred stocks
                                     are generally carried at cost, and unconsolidated
                                     subsidiaries are recorded using the equity method
Mortgage loans                  --   Amortized cost
Real estate                     --   Lower of cost, less depreciation and encumbrances, or
                                     estimated net realizable value
Policy loans                    --   Unpaid principal balance, which approximates fair value
Other investments               --   Consists primarily of joint venture investments which are
                                     valued at equity in ventures' net assets
Cash and temporary investments  --   Amortized cost, which approximates fair value

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1998, 1997 AND 1996

TEMPORARY INVESTMENTS

Temporary investments consist of debt securities that have maturities of one year or less at acquisition.

NET INVESTMENT INCOME

Net investment income includes interest and dividends received or due and accrued on debt securities and stocks, equity in unconsolidated subsidiaries' earnings and the Company's share of joint venture income. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to energy assets and costs associated with securities lending.

INTEREST MAINTENANCE RESERVE

The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR is used to defer realized gains and losses, net of tax, on fixed income investments resulting from changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the approximate remaining term to maturity of the investment sold.

INVESTMENT RESERVES

The Company is required to maintain an asset valuation reserve ("AVR"). The AVR establishes a general reserve for invested asset valuation using a formula prescribed by state regulations. The AVR is designed to stabilize surplus against potential declines in the value of investments. In addition, the Company maintained a $200 million voluntary investment reserve at December 31, 1998 and 1997 to absorb potential investment losses exceeding those considered by the AVR formula. Increases or decreases in these investment reserves are recorded directly to surplus.

SEPARATE ACCOUNTS

Separate account assets and related policy liabilities represent the segregation of funds deposited by "variable" life insurance and annuity policyowners. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of Company-managed mutual funds. Variable product policyowners also have the option to invest in a fixed interest rate annuity in the general account of the Company. Separate account assets are reported at fair value.

PREMIUM REVENUE AND OPERATING EXPENSES

Life insurance premiums are recognized as revenue at the beginning of each policy year. Annuity and disability income premiums are recognized when received by the Company. Operating expenses, including costs of acquiring new policies, are charged to operations as incurred.

OTHER INCOME

Other income includes considerations on supplementary contracts, ceded reinsurance expense allowances and miscellaneous policy charges.

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1998, 1997 AND 1996

BENEFIT PAYMENTS TO POLICYOWNERS AND BENEFICIARIES

Benefit payments to policyowners and beneficiaries include death, surrender and disability benefits, matured endowments and supplementary contract payments.

RESERVES FOR POLICY BENEFITS

Reserves for policy benefits are determined using actuarial estimates based on mortality and morbidity experience tables and valuation interest rates prescribed by the Office of the Commissioner of Insurance of the State of Wisconsin. See Note 3.

POLICYOWNER DIVIDENDS

Almost all life insurance policies, and certain annuity and disability income policies, issued by the Company are participating. Annually, the Company's Board of Trustees approves dividends payable on participating policies in the following fiscal year, which are accrued and charged to operations when approved.

RECLASSIFICATION

Certain financial statement balances for 1997 and 1996 have been reclassified to conform to the current year presentation.

2. INVESTMENTS

DEBT SECURITIES

Debt securities consist of all bonds and fixed-maturity preferred stocks. The estimated fair values of debt securities are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models. The Company records unrealized losses for debt securities considered impaired.

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1998, 1997 AND 1996

Statement value, which principally represents amortized cost, and estimated fair value of the Company's debt securities at December 31, 1998 and 1997 were as follows:

                                                                RECONCILIATION TO ESTIMATED FAIR VALUE
                                                                ---------------------------------------
                                                                   GROSS          GROSS       ESTIMATED
                                                    STATEMENT    UNREALIZED     UNREALIZED      FAIR
DECEMBER 31, 1998                                     VALUE     APPRECIATION   DEPRECIATION     VALUE
--------------------------------------------------  ---------   ------------   ------------   ---------
                                                                       (IN MILLIONS)
US Government and political obligations...........  $ 3,904       $  461          $ (11)      $ 4,354
Mortgage-backed securities........................    7,357          280            (15)        7,622
Corporate and other debt securities...............   23,627        1,240           (382)       24,485
                                                    ---------   ------------     ------       ---------
                                                     34,888        1,981           (408)       36,461
Preferred stocks..................................      189            4             (1)          192
                                                    ---------   ------------     ------       ---------
Total.............................................  $35,077       $1,985          $(409)      $36,653
                                                    ---------   ------------     ------       ---------
                                                    ---------   ------------     ------       ---------


                                                                RECONCILIATION TO ESTIMATED FAIR VALUE
                                                                ---------------------------------------
                                                                   GROSS          GROSS       ESTIMATED
                                                    STATEMENT    UNREALIZED     UNREALIZED      FAIR
DECEMBER 31, 1997                                     VALUE     APPRECIATION   DEPRECIATION     VALUE
--------------------------------------------------  ---------   ------------   ------------   ---------
                                                                       (IN MILLIONS)
US Government and political obligations...........  $ 3,695       $  336          $  (3)      $ 4,028
Mortgage-backed securities........................    7,015          264             (4)        7,275
Corporate and other debt securities...............   21,649        1,098           (208)       22,539
                                                    ---------   ------------     ------       ---------
                                                     32,359        1,698           (215)       33,842
Preferred stocks..................................      167            4             (2)          169
                                                    ---------   ------------     ------       ---------
Total.............................................  $32,526       $1,702          $(217)      $34,011
                                                    ---------   ------------     ------       ---------
                                                    ---------   ------------     ------       ---------

The statement value of debt securities by contractual maturity at December 31, 1998 and 1997 is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    DECEMBER 31,   DECEMBER 31,
                                                        1998           1997
                                                    ------------   ------------
                                                           (IN MILLIONS)
Due in one year or less...........................    $   655        $   605
Due after one year through five years.............      5,031          4,878
Due after five years through ten years............     10,286          9,760
Due after ten years...............................     11,748         10,268
                                                    ------------   ------------
                                                       27,720         25,511
Mortgage-backed securities........................      7,357          7,015
                                                    ------------   ------------
                                                      $35,077        $32,526
                                                    ------------   ------------
                                                    ------------   ------------

STOCKS

The estimated fair values of common and perpetual preferred stocks are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models.

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1998, 1997 AND 1996

The adjusted cost of common and preferred stock held by the Company at December 31, 1998 and 1997 was $4.8 billion and $5.0 billion, respectively.

MORTGAGE LOANS AND REAL ESTATE

Mortgage loans are collateralized by properties located throughout the United States and Canada. The Company attempts to minimize mortgage loan investment risk by diversification of geographic locations and types of collateral properties.

The fair value of mortgage loans as of December 31, 1998 and 1997 was approximately $12.9 billion and $11.5 billion, respectively. The fair value of the mortgage loan portfolio is estimated by discounting the future estimated cash flows using current interest rates of debt securities with similar credit risk and maturities, or utilizing net realizable values.

At December 31, 1998 and 1997, real estate includes $61 million acquired through foreclosure at each date and $120 million and $124 million, respectively, of home office real estate. In 1998, 1997 and 1996, the Company recorded unrealized losses of $5 million, $2 million and $43 million, respectively, for the excess of statement value over fair value of certain real estate investments and mortgage loans.

REALIZED GAINS AND LOSSES

Realized investment gains and losses for the years ended December 31, 1998, 1997 and 1996 were as follows:

                                      FOR THE YEAR ENDED               FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                      DECEMBER 31, 1998                DECEMBER 31, 1997                DECEMBER 31, 1996
                                ------------------------------   ------------------------------   ------------------------------
                                                        NET                              NET                              NET
                                                      REALIZED                         REALIZED                         REALIZED
                                REALIZED   REALIZED    GAINS     REALIZED   REALIZED    GAINS     REALIZED   REALIZED    GAINS
                                 GAINS      LOSSES    (LOSSES)    GAINS      LOSSES    (LOSSES)    GAINS      LOSSES    (LOSSES)
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
                                                                         (IN MILLIONS)
Bonds.........................  $   514     $ (231)    $  283    $   518     $ (269)    $ 249     $   396     $ (383)    $   13
Common and preferred stocks...      885       (240)       645        533       (150)      383         580       (115)       465
Mortgage loans................       18        (11)         7         14        (14)        -           2        (15)       (13)
Real estate...................       41          -         41        100         (2)       98          36          -         36
Other investments.............      330       (267)        63        338       (105)      233         204        (51)       153
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
                                  1,788       (749)     1,039      1,503       (540)      963       1,218       (564)       654
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
Less: Capital gains taxes.....                            358                             340                               224
Less: IMR deferrals...........                            197                             209                                35
                                                      --------                         --------                         --------
Net realized capital gains....                         $  484                           $ 414                            $  395
                                                      --------                         --------                         --------
                                                      --------                         --------                         --------

SECURITIES LENDING

The Company has entered into a securities lending agreement whereby certain securities are loaned to third parties, primarily major brokerage firms. The Company's policy requires a minimum of 102 percent of the fair value of the loaned securities as collateral, calculated on a daily basis in the form of either cash or securities. Collateral assets received and related liability due to counterparties of $1.5 billion are included in the consolidated

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1998, 1997 AND 1996

statements of financial position for each of the periods ended at December 31, 1998 and 1997, and approximate the statement value of securities loaned at those dates.

INVESTMENT IN MGIC

The Company owns 11.0% (11.9 million shares) of the outstanding common stock of MGIC Investment Corporation ("MGIC"). This investment is accounted for using the equity method. At December 31, 1998 and 1997, the fair value of the Company's investment in MGIC exceeded the statement value of $180 million and $273 million, respectively, by $296 million and $768 million, respectively.

In July 1995, the Company entered into a forward contract with a brokerage firm to deliver 8.9 million to 10.7 million shares of MGIC (or cash in an amount equal to the market value of the MGIC shares at contract maturity) in August, 1998, in exchange for a fixed cash payment of $247 million ($24 per share). The Company's objective in entering into the forward contract was to hedge against depreciation in the value of its MGIC holdings during the contract period below the initial spot price of $24, while partially participating in appreciation, if any, during the forward contract's duration. In August 1998, the Company delivered 8.9 million shares to settle the forward contract. In conjunction with the settlement, the Company recorded a $114 million realized gain.

DERIVATIVE FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions to reduce its exposure to fluctuations in interest rates, foreign currency exchange rates and market volatility. These hedging strategies include the use of forwards, futures, options and swaps.

The Company held the following positions for hedging purposes at December 31, 1998 and 1997:

DERIVATIVE FINANCIAL INSTRUMENT                           NOTIONAL AMOUNTS
---------------------------------------------  ---------------------------------------
                                                            (IN MILLIONS)
                                                  DECEMBER 31,
                                                      1998          DECEMBER 31, 1997
                                               ------------------   ------------------
Foreign Currency Forward
 Contracts...................................         $601                 $564
Common Stock Futures.........................          657                  327
Bond Futures.................................          379                   95
Options to acquire Interest Rate Swaps.......          419                  530
Foreign Currency and Interest Rate Swaps.....           94                  209

DERIVATIVE FINANCIAL INSTRUMENT                                RISKS REDUCED

---------------------------------------------  ---------------------------------------------

Foreign Currency Forward                       Currency exposure on foreign-denominated
 Contracts...................................  investments.
Common Stock Futures.........................  Stock market price fluctuation.
Bond Futures.................................  Bond market price fluctuation.
Options to acquire Interest Rate Swaps.......  Interest rates payable on certain annuity and insurance contracts.
Foreign Currency and Interest Rate Swaps.....  Interest rates on variable rate notes and currency exposure on foreign-denominated
                                               bonds.


The notional or contractual amounts of derivative financial instruments are used to denominate these types of transactions and do not represent the amounts exchanged between the parties.

In addition to the use of derivatives for hedging purposes, equity swaps were held for investment purposes during 1997 and 1998. The notional amount of equity swaps outstanding at December 31, 1998 and 1997 was $188 million and $143 million, respectively.

Foreign currency forwards, foreign currency swaps, stock futures and equity swaps are reported at fair value. Resulting gains and losses on these contracts are unrealized until expiration of the contract. There is no statement

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1998, 1997 AND 1996

value reported for interest rate swaps, bond futures and options to acquire interest rate swaps prior to the settlement of the contract, at which time realized gains and losses are deferred to IMR. Changes in the value of derivative instruments are expected to offset gains and losses on the hedged investments. During 1998, net realized and unrealized gains on investments were partially offset by net realized losses of $104 million and net unrealized losses of $58 million on derivative instruments. The effect of derivative instruments in 1997 and 1996 was not material to the Company's results of operations.

3. RESERVES FOR POLICY BENEFITS

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method with interest rates ranging from 3 1/2% to 5 1/2%. Other life policy reserves are primarily based on the net level premium method employing various mortality tables at interest rates ranging from 2% to 4 1/2%.

Deferred annuity reserves on contracts issued since 1985 are valued primarily using the Commissioner's Annuity Reserve Valuation Method with interest rates ranging from 3 1/2% to 6 1/4%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present values of expected benefit payments at interest rates ranging from 3 1/2% to 7 1/2%.

Active life reserves for disability income ("DI") policies issued since 1987 are primarily based on the two-year preliminary term method using a 4% interest rate and the 1985 Commissioner's Individual Disability Table A ("CIDA") for morbidity. Active life reserves for prior DI policies are based on the net level premium method, a 3% to 4% interest rate and the 1964 Commissioner's Disability Table for morbidity. Disabled life reserves for DI policies are based on the present values of expected benefit payments primarily using the 1985 CIDA (modified for Company experience in the first two years of disability) with interest rates ranging from 3% to 5 1/2%.

Use of these actuarial tables and methods involves estimation of future mortality and morbidity based on past experience. Actual future experience could differ from these estimates.

4. EMPLOYEE AND AGENT BENEFIT PLANS

The Company sponsors noncontributory defined benefit retirement plans for all eligible employees and agents. The expense associated with these plans is generally recorded by the Company in the period contributions to the plans are funded. As of January 1, 1998, the most recent actuarial valuation date available, the qualified defined benefit plans were fully funded. The Company recorded a liability of $98 million and $87 million for nonqualified defined benefit plans at December 31, 1998 and 1997, respectively. In addition, the Company has a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for all full-time agents. The Company's contributions are expensed in the period contributions are made to the plans. The Company recorded $29 million, $27 million and $25 million of total expense related to its defined benefit and defined contribution plans for the years ended December 31, 1998, 1997 and 1996, respectively. The defined benefit and defined contribution plans' assets of $1.9 billion and $1.7 billion at December 31, 1998 and 1997, respectively, were primarily invested in the separate accounts of the Company.

In addition to pension and retirement benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. Postretirement benefit costs for the years ended December 31, 1998, 1997 and 1996 were a net expense (benefit) of $1.8 million, ($1.3) million and

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1998, 1997 AND 1996

($12.0) million, respectively. Net benefits were primarily a result of favorable differences between actuarial assumptions and actual experience.

                                    DECEMBER 31,          DECEMBER 31,
                                        1998                  1997
                                --------------------  --------------------
Unfunded postretirement
 benefit obligation for
 retirees and other fully
 eligible employees (Accrued
 in statement of financial
 position)....................  $35 million           $34 million
Estimated postretirement
 benefit obligation for active
 non-vested employees (Not
 accrued until employee
 vests).......................  $56 million           $50 million
Discount rate.................  7%                    7%
Health care cost trend rate...  10% to an ultimate    10% to an ultimate
                                5%, declining 1% for  5%, declining 1% for
                                5 years               5 years

If the health care cost trend rate assumptions were increased by 1%, the accrued postretirement benefit obligation as of December 31, 1998 and 1997 would have been increased by $5 million and $4 million, respectively.

At December 31, 1998 and 1997, the recorded postretirement benefit obligation was reduced by $23 million and $20 million, respectively, for assets funded for postretirement health care benefits.

5. REINSURANCE

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding to reinsurers under excess coverage and coinsurance contracts. The Company retains a maximum of $25 million of coverage per individual life and $35 million maximum of coverage per joint life. The Company has an excess reinsurance contract for disability income policies with retention limits varying based upon on coverage type.

The amounts shown in the accompanying consolidated financial statements are net of reinsurance. Policy benefit reserves at December 31, 1998 and 1997 were reported net of ceded reserves of $518 million and $435 million, respectively. The effect of reinsurance on premiums and benefits for the years ended December 31, 1998, 1997 and 1996 was as follows:

                                                     1998      1997      1996
                                                    -------   -------   -------
                                                           (IN MILLIONS)
Direct premiums...................................  $8,426    $7,647    $7,064
Premiums ceded....................................    (405)     (353)     (397)
                                                    -------   -------   -------
Net premium revenue...............................  $8,021    $7,294    $6,667
                                                    -------   -------   -------
                                                    -------   -------   -------
Benefits to policyowners and beneficiaries........  $8,869    $8,057    $7,348
Benefits ceded....................................    (182)     (136)     (147)
                                                    -------   -------   -------
Net benefits to policyowners and beneficiaries....  $8,687    $7,921    $7,201
                                                    -------   -------   -------
                                                    -------   -------   -------

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1998, 1997 AND 1996

In addition, the Company received $121 million, $115 million and $93 million for the years ended December 31, 1998, 1997 and 1996, respectively, from reinsurers representing allowances for reimbursement of commissions and other expenses. These amounts are included in other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

6. INCOME TAXES

Provisions for income taxes are based on current income tax payable without recognition of deferred taxes. The Company files a consolidated life-nonlife federal income tax return. Federal income tax returns for years through 1988 are closed as to further assessment of tax. Adequate provision has been made in the financial statements for any additional taxes which may become due with respect to the open years.

The Company's effective tax rate on gains from operations before taxes for the years ended December 31, 1998, 1997 and 1996 was 48%, 56%, and 67% respectively. The Company's effective tax rate exceeds the federal corporate rate of 35% primarily because, (1) the Company pays a tax that is assessed only on the surplus of mutual life insurance companies ("equity tax"), and (2) the Company must capitalize and amortize (as opposed to immediately deducting) an amount deemed to represent the cost of acquiring new business ("DAC tax").

7. ACQUISITION OF FRANK RUSSELL COMPANY

Pursuant to an Agreement and Plan of Merger, dated as of August 10, 1998, the Company acquired Frank Russell Company effective January 1, 1999 for a purchase price of approximately $950 million. Frank Russell is a leading investment management and consulting firm, providing investment advice, analytical tools and investment vehicles to institutional and individual investors in more than 30 countries.

In connection with its acquisition of Frank Russell Company, the Company will be required in 1999 to charge-off directly from surplus approximately $341 million, which represents the amount of acquisition goodwill less 10% of the Company's surplus at December 31, 1998. In addition, the Company will request permission from the OCI to charge-off the remaining $474 million of acquisition goodwill in 1999 and currently intends to do so.

In connection with the acquisition, the Company has unconditionally guaranteed certain debt obligations of Frank Russell Company, including $350 million of senior notes and up to $150 million of other credit facilities.

8. CONTINGENCIES

The Company has guaranteed certain obligations of its affiliates. These guarantees totaled approximately $133 million at December 31, 1998 and are generally supported by the underlying net asset values of the affiliates.

In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $2.1 billion at December 31, 1998 and were extended at market interest rates and terms.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, any losses resulting from such actions would not have a material effect on the Company's financial position.

                                  [LETTERHEAD]



REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 1998 and 1997, and the related consolidated statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these consolidated financial statements were prepared in conformity with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from generally accepted accounting principles. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with generally accepted accounting principles. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the consolidated financial statements audited by us (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary at December 31, 1998 and 1997, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 1998 because of the effects of the variances between the statutory basis of accounting and generally accepted accounting principles referred to in the preceding paragraph and (2) do present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary at December 31, 1998 and 1997 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, on the basis of accounting described in Note 1.


/s/ PricewaterhouseCoopers LLP


January 25, 1999

APPENDIX


ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND ACCUMULATED PREMIUMS. The tables on the following pages illustrate how the death benefit and cash value for a Policy would vary over time based on hypothetical investment results. The tables assume gross (after tax) investment return rates of 0%, 6% and 12% on assets of the Account. The Policies illustrated are for male insureds, select risks, age 35. The first two illustrations, on pages 43-44, are for a policy with a Minimum Guaranteed Death Benefit of $200,000 and no Additional Protection, based (1) on current charges and the current dividend scale and (2) on maximum charges and zero dividends. The other two illustrations are for a Policy with a Minimum Guaranteed Death Benefit of $200,000 and Additional Protection of $200,000.


The death benefits and cash values would be different from those shown if the gross investment return rate averaged 0%, 6% or 12%, but fluctuated over and under the average rate at various points in time. The values would also be different, depending on the Account divisions selected by the owner of the Policy, if the Portfolios or Funds return rate averaged 0%, 6% or 12%, but the rates for each individual Portfolio or Fund varied over and under the average.


The amounts shown as the death benefits and cash values reflect the deductions from premiums, deductions from Policy Value and the charge at the annual rate of
 .60% of the Account's assets for mortality and expense risks. The amounts shown as the cash values reflect the deduction of the surrender charge during the first fifteen Policy years. The amounts shown also reflect the average of the investment advisory fees and other expenses applicable to each of the nine Portfolios which were in operation during 1998 at the annual rate of .44% of the Portfolios' net assets. See "The Funds", p. 5. Thus the 0%, 6% and 12% gross hypothetical return rates on the Fund's assets are equivalent to the net rates of -1.04%, 4.96% and 10.96% on the assets of the Account.


The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, at a 5% interest rate compounded annually.


The death benefits and corresponding cash values shown on pages 43 and 45 illustrate benefits which we would pay if investment returns of 0%, 6% and 12% are realized, if mortality and expense experience in the future is as currently experienced and if the current dividend scale remains unchanged. See "Annual Dividends," p. 13. HOWEVER, THERE IS NO GUARANTEE AS TO THE AMOUNT OF DIVIDENDS, IF ANY, THAT WE WILL PAY UNDER A POLICY. Although the tables are based on the assumption that dividends will be used to increase the Policy Value, other dividend options are available. The use of dividends for other purposes during the guaranteed period for Additional Protection may cause the guaranteed period to terminate. See "Death Benefit", p. 10.


We will prepare a comparable illustration based on a proposed insured's age, sex and risk classification and proposed face amount or premium upon request.

          VARIABLE WHOLE LIFE WITH ADDITIONAL PROTECTION INSURANCE POLICY
                   MALE ISSUE AGE 35 -- SELECT UNDERWRITING RISK
               $200,000 VARIABLE WHOLE LIFE, $0 ADDITIONAL PROTECTION
                             $2,610 ANNUAL PREMIUM (1)
                       CURRENT CHARGES AND DIVIDEND SCALE (2)
                      DIVIDENDS USED TO INCREASE POLICY VALUE



                                       DEATH BENEFIT (3)                    CASH SURRENDER VALUE (3)
                               ----------------------------------     -----------------------------------
                  PREMIUM          ASSUMING HYPOTHETICAL GROSS             ASSUMING HYPOTHETICAL GROSS
                ACCUMULATED        ANNUAL INVESTMENT RETURN OF             ANNUAL INVESTMENT RETURN OF
 END OF       AT 5% INTEREST
POLICY YEAR      PER YEAR         0%           6%           12%          0%          6%            12%
-----------    ----------      --------     --------    ----------    --------     --------     ----------
1                $  2,741      $200,000     $200,025    $  200,143     $   906     $  1,023     $    1,141
2                   5,618       200,000      200,074       200,445       2,765        3,122          3,494
3                   8,639       200,000      200,146       200,929       4,587        5,311          6,094
4                  11,812       200,000      200,242       201,617       6,371        7,595          8,970
5                  15,143       200,000      200,367       202,542       8,114        9,973         12,147
6                  18,641       200,000      200,517       203,727       9,911       12,548         15,759
7                  22,313       200,000      200,702       205,218      11,664       15,226         19,741
8                  26,169       200,000      200,928       207,055      13,374       18,013         24,140
9                  30,218       200,000      201,201       209,287      15,044       20,919         29,005
10                 34,470       200,000      201,527       211,968      16,676       23,952         34,394
15                 59,136       200,000      205,338       235,707      26,028       43,158         73,527
20                 90,617       200,000      213,575       320,030      34,607       67,571        139,792
25                130,796       200,000      226,427       495,177      41,369       98,005        249,881
30 (age 65)       182,076       200,000      245,892       747,803      45,578      136,000        430,817
35                247,523       200,000      282,988     1,119,719      45,800      183,328        725,388
40                331,052       200,000      334,861     1,669,267      37,646      239,887      1,195,830
45                437,658       200,000      393,008     2,486,669      11,105      305,218      1,931,196


(1) If premiums are paid more frequently than annually the payments would be $1,331.41 semiannually, $673.55 quarterly, or $225.74 monthly.

(2) Dividends illustrated are based on current scale and experience and are not guaranteed.

(3) Assumes no policy loan has been made.



IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

          VARIABLE WHOLE LIFE WITH ADDITIONAL PROTECTION INSURANCE POLICY
                   MALE ISSUE AGE 35 -- SELECT UNDERWRITING RISK
               $200,000 VARIABLE WHOLE LIFE, $0 ADDITIONAL PROTECTION
                             $2,610 ANNUAL PREMIUM (1)
                         MAXIMUM CHARGES AND ZERO DIVIDENDS


                                       DEATH BENEFIT (2)                    CASH SURRENDER VALUE (2)
                               ----------------------------------     -----------------------------------
                  PREMIUM          ASSUMING HYPOTHETICAL GROSS             ASSUMING HYPOTHETICAL GROSS
                ACCUMULATED        ANNUAL INVESTMENT RETURN OF             ANNUAL INVESTMENT RETURN OF
 END OF       AT 5% INTEREST
POLICY YEAR      PER YEAR         0%          6%           12%          0%          6%            12%
-----------      --------      --------     -------     ---------    -------      -------     ---------
1                   2,741       200,000     200,019       200,136        899        1,016         1,134
2                   5,618       200,000     200,060       200,430      2,752        3,108         3,479
3                   8,639       200,000     200,123       200,902      4,568        5,289         6,068
4                  11,812       200,000     200,209       201,574      6,346        7,561         8,926
5                  15,143       200,000     200,322       202,475      8,083        9,927        12,081
6                  18,641       200,000     200,459       203,632      9,880       12,491        15,663
7                  22,313       200,000     200,628       205,080     11,630       15,151        19,603
8                  26,169       200,000     200,829       206,857     13,335       17,915        23,942
9                  30,218       200,000     201,064       209,001     14,990       20,782        28,718
10                 34,470       200,000     201,333       211,556     16,597       23,759        33,981
15                 59,136       200,000     203,319       232,488     24,539       41,139        70,308
20                 90,617       200,000     206,633       293,125     29,615       60,629       128,040
25                130,796       200,000     211,724       435,404     31,688       83,302       219,718
30(age 65)        182,076       200,000     219,136       628,152     28,856      109,244       361,884
35                247,523       200,000     229,526       891,515     16,927      138,230       577,550
40                331,052       200,000     243,692     1,253,161          0      170,166       897,739
45                437,658       200,000     263,494     1,751,289          0      204,634     1,360,086


(1) If premiums are paid more frequently than annually the payments would be $1,331.41 semiannually, $673.55 quarterly, or $225.74 monthly.

(2) Assumes no policy loan has been made.



IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

          VARIABLE WHOLE LIFE WITH ADDITIONAL PROTECTION INSURANCE POLICY
                   MALE ISSUE AGE 35 -- SELECT UNDERWRITING RISK
        $200,000 VARIABLE WHOLE LIFE PLUS $100,000 ADDITIONAL PROTECTION(1)
                             $3,620 ANNUAL PREMIUM (2)
                       CURRENT CHARGES AND DIVIDEND SCALE (3)
                      DIVIDENDS USED TO INCREASE POLICY VALUE


                                       DEATH BENEFIT (4)                    CASH SURRENDER VALUE (4)
                               ----------------------------------     -----------------------------------
                  PREMIUM          ASSUMING HYPOTHETICAL GROSS             ASSUMING HYPOTHETICAL GROSS
                ACCUMULATED        ANNUAL INVESTMENT RETURN OF             ANNUAL INVESTMENT RETURN OF
 END OF       AT 5% INTEREST
POLICY YEAR      PER YEAR         0%          6%           12%          0%          6%          12%
-----------      --------      -------     -------     ---------    -------      -------    ---------
1                   3,801      400,000     400,000       400,000      1,348        1,501        1,653
2                   7,792      400,000     400,000       400,000      3,961        4,435        4,926
3                  11,983      400,000     400,000       400,000      6,525        7,495        8,542
4                  16,383      400,000     400,000       400,000      9,042       10,690       12,541
5                  21,003      400,000     400,000       400,000     11,500       14,015       16,955
6                  25,854      400,000     400,000       400,000     14,009       17,587       21,942
7                  30,948      400,000     400,000       400,000     16,454       21,297       27,438
8                  36,296      400,000     400,000       400,000     18,838       25,158       33,508
9                  41,912      400,000     400,000       400,000     21,167       29,180       40,222
10                 47,809      400,000     400,000       401,953     23,447       33,382       47,663
15                 82,020      400,000     400,000       425,361     35,810       59,260      101,001
20                125,684      400,000     400,000       482,643     46,201       91,233      190,635
25                181,411      400,000     400,000       675,571     52,717      129,848      340,913
30(age 65)        252,534      395,239     400,000     1,021,210     53,561      176,682      588,329
35                343,307      363,477     416,622     1,529,939     46,675      234,030      991,140
40                459,160      329,222     449,402     2,281,552     25,758      302,350    1,634,458
45                607,020      211,272     498,527     3,399,436          0      382,707    2,640,070


(1) Additional Protection is guaranteed to be $100,000 for at least 15 years, so long as all premiums are paid when due and all dividends are used to increase Policy Value.

(2) If premiums are paid more frequently than annually the payments would be $1,846.10 semiannually, $933.43 quarterly, or $312.91 monthly.

(3) Dividends illustrated are based on current scale and experience and are not guaranteed.

(4) Assumes no policy loan has been made.




IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

          VARIABLE WHOLE LIFE WITH ADDITIONAL PROTECTION INSURANCE POLICY
                   MALE ISSUE AGE 35 -- SELECT UNDERWRITING RISK
        $200,000 VARIABLE WHOLE LIFE PLUS $100,000 ADDITIONAL PROTECTION(1)
                             $3,620 ANNUAL PREMIUM (2)
                         MAXIMUM CHARGES AND ZERO DIVIDENDS


                                       DEATH BENEFIT (3)                    CASH SURRENDER VALUE (3)
                               ----------------------------------     -----------------------------------
                  PREMIUM          ASSUMING HYPOTHETICAL GROSS             ASSUMING HYPOTHETICAL GROSS
                ACCUMULATED        ANNUAL INVESTMENT RETURN OF             ANNUAL INVESTMENT RETURN OF
 END OF       AT 5% INTEREST
POLICY YEAR      PER YEAR         0%          6%           12%          0%          6%          12%
-----------      --------      -------     -------     ---------    -------      -------    ---------
1                   3,801      400,000     400,000       400,000      1,169        1,322        1,474
2                   7,792      400,000     400,000       400,000      3,588        4,050        4,530
3                  11,983      400,000     400,000       400,000      5,944        6,877        7,886
4                  16,383      400,000     400,000       400,000      8,235        9,805       11,572
5                  21,003      400,000     400,000       400,000     10,455       12,833       15,618
6                  25,854      400,000     400,000       400,000     12,717       16,077       20,177
7                  30,948      400,000     400,000       400,000     14,895       19,418       25,167
8                  36,296      400,000     400,000       400,000     16,992       22,861       30,638
9                  41,912      400,000     400,000       400,000     18,996       26,401       36,635
10                 47,809      400,000     400,000       400,000     20,911       30,045       43,220
15                 82,020      400,000     400,000       412,402     29,623       50,501       88,042
20                125,684      333,952     400,000       450,311     34,571       71,764      158,303
25                181,411      283,402     400,000       537,792     36,571       93,213      271,386
30(age 65)        252,534      250,500     400,000       780,130     33,794      111,705      449,441
35                343,307      230,680     400,000     1,110,813     22,181      120,065      719,618
40                459,160      218,221     222,640     1,564,553          0      132,059    1,120,815
45                607,020      211,257     222,640     2,189,269          0      156,016    1,700,230


(1) Additional Protection is guaranteed to be $100,000 for at least 15 years, so long as all premiums are paid when due and all dividends are used to increase Policy Value.

(2) If premiums are paid more frequently than annually the payments would be $1,846.10 semiannually, $933.43 quarterly, or $312.91 monthly.

(3) Assumes no policy loan has been made.


IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund's Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.


More information about the Fund's investments is included in the Fund's annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio's performance during the previous fiscal period.


To request a free copy of the Fund's SAI, or current annual or semi-annual report, call us at 1-800-519-4665. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.



N O R T H W E S T E R N  M U T U A L  L I F E



NORTHWESTERN MUTUAL VARIABLE COMPLIFE-Registered Trademark-


NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

NORTHWESTERN MUTUAL SERIES FUND, INC.

RUSSELL INSURANCE FUNDS



P    R    O    S    P    E    C    T    U    S



Investment Company Act File No. 811-3990


NORTHWESTERN
MUTUAL LIFE-Registered Trademark-


PO Box 3095
Milwaukee  WI  53201-3095


Change Service Requested

                                      PART II

                         CONTENTS OF REGISTRATION STATEMENT
     This amendment to the registration statement comprises the following papers and documents:

     The facing sheet

     The cross-reference sheet

     The prospectus consisting of 46 pages

     The undertaking with respect to fees and charges

     The signatures

     Written consents of the following persons:

          PricewaterhouseCoopers LLP (filed herewith as Exhibit C(1))

          William C. Koenig, F.S.A. (included in his opinion filed herewith as Exhibit C(6))

The following exhibits:

     Exhibit A(5)(a)          Variable Whole Life Insurance Policy With
                              Additional Protection, QQ.VCL, with application and supplemental application, including Policy amendment (sex distinct)

     Exhibit A(5)(b)          Variable Whole Life Insurance Policy With
                              Additional Protection, QQ.VCL, with application and supplemental application, including Policy amendment (sex neutral: for employers)

     Exhibit A(5)(c)          Forms of Optional Riders to Variable Whole Life
                              Insurance Policy QQ.VCL:

                                   (i)  Waiver of Premium Benefit
                                   (ii) Additional Purchase Benefit

     Exhibit A(5)(d)          Form of notice of short-term cancellation right

     Exhibit A(5)(e)          Application forms are included in Exhibits A(5)(a)
                              and A(5)(b) above

     Exhibit A(9)(a)          Form of Participation Agreement Among Russell
                              Insurance Funds, Russell Fund Distributors, Inc.
                              and The Northwestern Mutual Life Insurance Company

     Exhibit A(9)(b)          Form of Administrative Service Fee Agreement
                              between The Northwestern Mutual Life Insurance
                              Company and Frank Russell Company

     Exhibit C(1)             Consent of PricewaterhouseCoopers LLP

     Exhibit C(6)             Opinion and consent of William C. Koenig, F.S.A.

     Exhibit 27               Financial Data Schedule for period ended
                              December 31, 1998

The following exhibit was filed in electronic format with the Registration Statement on Form S-6 for Northwestern Mutual Variable Life Account, File No. 333-59103, CIK 0000742277, dated July 15, 1998, and is incorporated herein by reference.

     Exhibit A(6)(b)            Amended By-Laws of The Northwestern Mutual Life
                                Insurance Company dated January 28, 1998

                                   UNDERTAKING

The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Northwestern Mutual Variable Life Account, has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 25th day of February, 1999.

                                       NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                                       (Registrant)

                                       By THE NORTHWESTERN MUTUAL LIFE
                                          INSURANCE COMPANY
                                           (Depositor)

Attest: JOHN M. BREMER                       By: JAMES D. ERICSON
       -------------------------------          -------------------------------
        John M. Bremer, Executive Vice           James D. Ericson, President and
         President, General Counsel                 Chief Executive Officer
         and Secretary

                                             By NORTHWESTERN MUTUAL INVESTMENT
                                                SERVICES, LLC (Depositor)

Attest: MERRILL C. LUNDBERG                  By: RICHARD L. HALL
       -------------------------------          -------------------------------
        Merrill C. Lundberg, Secretary           Richard L. Hall,
                                                 President and CEO

     Pursuant to the requirements of the Securities Act of 1933, the depositors have duly caused this Amended Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, and their seals to be hereunto affixed, all in the City of Milwaukee, and State of Wisconsin, on the 25th day of February, 1999.

                                             THE NORTHWESTERN MUTUAL LIFE
                                             INSURANCE COMPANY  (Depositor)

Attest: JOHN M. BREMER                       By: JAMES D. ERICSON
       -------------------------------          -------------------------------
        John M. Bremer, Executive Vice           James D. Ericson, President and
         President, General Counsel               Chief Executive Officer
         and Secretary

                                             NORTHWESTERN MUTUAL INVESTMENT
                                             SERVICES, LLC  (Depositor)

Attest: MERRILL C. LUNDBERG                  By: RICHARD L. HALL
       -------------------------------          -------------------------------
        Merrill C. Lundberg, Secretary           Richard L. Hall,
                                                 President and CEO

     Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the following persons in the capacities with the depositor and on the dates indicated:

Signature                     Title
---------                     -----
JAMES D. ERICSON              Trustee, President and        Dated
---------------------         Principal Executive and       February 25,
James D. Ericson              Financial Officer             1999


                                     II-3

GARY E. LONG                  Vice President, Controller
---------------------         and Principal Accounting
Gary E. Long                  Officer


HAROLD B. SMITH*              Trustee
---------------------
Harold B. Smith


J. THOMAS LEWIS*              Trustee
---------------------
J. Thomas Lewis


PATRICIA ALBJERG GRAHAM*      Trustee
------------------------
Patricia Albjerg Graham


DONALD J. SCHUENKE*           Trustee
------------------------
Donald J. Schuenke


R. QUINTUS ANDERSON*          Trustee
------------------------
R. Quintus Anderson


STEPHEN F. KELLER*            Trustee                  Dated
------------------------                               February 25, 1999
Stephen F. Keller


PIERRE S. DU PONT*            Trustee
------------------------
Pierre S. du Pont


J. E. GALLEGOS*               Trustee
------------------------
J. E. Gallegos


KATHRYN D. WRISTON*           Trustee
------------------------
Kathryn D. Wriston


BARRY L. WILLIAMS*            Trustee
------------------------
Barry L. Williams


GORDON T. BEAHAM III*         Trustee
------------------------
Gordon T. Beaham III


DANIEL F. MCKEITHAN, JR.*     Trustee
------------------------
Daniel F. McKeithan, Jr.


ROBERT E. CARLSON*            Trustee
------------------------
Robert E. Carlson


                                     II-4


EDWARD E. BARR*               Trustee
------------------------
Edward E. Barr


ROBERT C. BUCHANAN*           Trustee
------------------------
Robert C. Buchanan


SHERWOOD H. SMITH, JR.*       Trustee
------------------------
Sherwood H. Smith, Jr.


H. MASON SIZEMORE, JR.*       Trustee
------------------------
H. Mason Sizemore, Jr.


JOHN J. STOLLENWERK*          Trustee
------------------------
John J. Stollenwerk


GEORGE A. DICKERMAN*          Trustee
------------------------
George A. Dickerman


GUY A. OSBORN*                Trustee             Dated
------------------------                          February 25, 1999
Guy A. Osborn


JOHN E. STEURI*               Trustee
------------------------
John E. Steuri


STEPHEN N. GRAFF*             Trustee
------------------------
Stephen N. Graff


BARBARA A. KING*              Trustee
------------------------
Barbara A. King


TIMOTHY D. PROCTOR*           Trustee
------------------------
Timothy D. Proctor




*By: JAMES D. ERICSON
    ------------------------------------
     James D. Ericson, Attorney in fact,
     pursuant to the Power of Attorney
     attached hereto

CONSENT OF ACTUARY

     The Consent of William C. Koenig, F.S.A., is contained in his opinion filed as Exhibit C(6).



                         CONSENT OF INDEPENDENT ACCOUNTANTS

     The Consent of PricewaterhouseCoopers LLP is filed as Exhibit C(1).

                                 POWER OF ATTORNEY

     The undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY hereby constitute and appoint James D. Ericson and Robert E. Carlson, or either of them, their true and lawful attorneys and agents to sign the names of the undersigned Trustees to (1) the registration statement or statements to be filed under the Securities Act of 1933 and to any instrument or document filed as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto in connection with variable contracts issued or sold by The Northwestern Mutual Life Insurance Company or any separate account credited therein and (2) the Form 10-K Annual Report or Reports of The Northwestern Mutual Life Insurance Company and/or its separate accounts for its or their fiscal year ended December 31, 1998 to be filed under the Securities Exchange Act of 1934 and to any instrument or document filed as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto. "Variable contracts" as used herein means any contracts providing for benefits or values which may vary according to the investment experience of any separate account maintained by The Northwestern Mutual Life Insurance Company, including variable annuity contracts and variable life insurance policies. Each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 22nd day of July, 1998.

                              R. QUINTUS ANDERSON            Trustee
                              ------------------------------
                              R. Quintus Anderson


                              EDWARD E. BARR                 Trustee
                              ------------------------------
                              Edward E. Barr


                              GORDON T. BEAHAM III           Trustee
                              ------------------------------
                              Gordon T. Beaham III


                              ROBERT C. BUCHANAN             Trustee
                              ------------------------------
                              Robert C. Buchanan


                              ROBERT E. CARLSON              Trustee
                              ------------------------------
                              Robert E. Carlson


                              GEORGE A. DICKERMAN            Trustee
                              ------------------------------
                              George A. Dickerman

                              PIERRE S. DU PONT              Trustee
                              ------------------------------
                              Pierre S. du Pont


                              JAMES D. ERICSON               Trustee
                              ------------------------------
                              James D. Ericson


                              J. E. GALLEGOS                 Trustee
                              ------------------------------
                              J. E. Gallegos


                              STEPHEN N. GRAFF               Trustee
                              ------------------------------
                              Stephen N. Graff


                              PATRICIA ALBJERG GRAHAM        Trustee
                              ------------------------------
                              Patricia Albjerg Graham


                              STEPHEN F. KELLER              Trustee
                              ------------------------------
                              Stephen F. Keller


                              BARBARA A. KING                Trustee
                              ------------------------------
                              Barbara A. King


                              J. THOMAS LEWIS                Trustee
                              ------------------------------
                              J. Thomas Lewis


                              DANIEL F. MCKEITHAN, JR.       Trustee
                              ------------------------------
                              Daniel F. McKeithan, Jr.


                              GUY A. OSBORN                  Trustee
                              ------------------------------
                              Guy A. Osborn

                              TIMOTHY D. PROCTOR       Trustee
                              ------------------------------
                              Timothy D. Proctor


                              DONALD J. SCHUENKE             Trustee
                              ------------------------------
                              Donald J. Schuenke


                              H. MASON SIZEMORE, JR.          Trustee
                              ------------------------------
                              H. Mason Sizemore, Jr.


                              HAROLD B. SMITH                Trustee
                              ------------------------------
                              Harold B. Smith


                              SHERWOOD H. SMITH, JR.         Trustee
                              ------------------------------
                              Sherwood H. Smith, Jr.


                              JOHN E. STEURI                 Trustee
                              ------------------------------
                              John E. Steuri


                              JOHN J. STOLLENWERK            Trustee
                              ------------------------------
                              John J. Stollenwerk


                              BARRY L. WILLIAMS              Trustee
                              ------------------------------
                              Barry L. Williams


                              KATHRYN D. WRISTON             Trustee
                              ------------------------------
                              Kathryn D. Wriston

                                    EXHIBIT INDEX
                            EXHIBITS FILED WITH FORM S-6
                         POST-EFFECTIVE AMENDMENT NO. 4 TO
              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                        FOR
                       NORTHWESTERN MUTUAL VARIABLE COMPLIFE


Exhibit Number                     Exhibit Name
--------------                     ------------
Exhibit A(5)(a)                    Variable Whole Life Insurance Policy With
                                   Additional Protection, QQ.VCL, with
                                   application and supplemental application,
                                   including Policy amendment (sex distinct)

Exhibit A(5)(b)                    Variable Whole Life Insurance Policy With
                                   Additional Protection, QQ.VCL, with
                                   application and supplemental application,
                                   including Policy amendment (sex neutral: for
                                   employers)

Exhibit A(5)(c)                    Forms of Optional Riders to Variable Whole
                                   Life Insurance Policy QQ.VCL:

                                        (i)  Waiver of Premium Benefit
                                        (ii) Additional Purchase Benefit

Exhibit A(5)(d)                    Form of notice of short-term cancellation
                                   right

Exhibit A(5)(e)                    Application forms are included in Exhibits
                                   A(5)(a) and A(5)(b) above

Exhibit A(9)(a)                    Form of Participation Agreement Among Russell
                                   Insurance Funds, Russell Fund Distributors,
                                   Inc. and The Northwestern Mutual Life
                                   Insurance Company

Exhibit A(9)(b)                    Form of Administrative Service Fee Agreement
                                   between The Northwestern Mutual Life
                                   Insurance Company and Frank Russell Company

Exhibit C(1)                       Consent of PricewaterhouseCoopers LLP

Exhibit C(6)                       Opinion of William C. Koenig, F.S.A.

Exhibit 27                         Financial Data Schedule for period ended
                                   December 31, 1998


The following exhibit was filed in electronic format with the Registration Statement on Form S-6 for Northwestern Mutual Variable Life Account, File No. 333-59103, CIK 0000742277, dated July 15, 1998, and is incorporated herein by reference.

Exhibit A(6)(b)                    Amended By-Laws of The Northwestern Mutual
                                   Life Insurance Company dated January 28, 1998